UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3916

Name of Registrant: Vanguard Specialized Funds

Address of Registrant: P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31, 2007

Date of reporting period: February 1, 2007–July 31, 2007

Item 1: Reports to Shareholders

Vanguard® Energy Fund

> Semiannual Report

July 31, 2007

>	Riding the rising price of oil to record levels, Vanguard Energy Fund returned 20.3% for the six months ended July 31, far surpassing the 1.9% return for stocks in general.

>	The fund’s return matched that of the benchmark Standard & Poor’s Energy Sector Index and was slightly below the average return of natural resources funds.

>

Integrated oil companies collectively were the largest contributor to the fund’s returns; significant contributions also came from companies that concentrate on exploring, producing, and providing equipment and services.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	8
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	22
Trustees Approve Advisory Arrangements	24
Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Energy Fund
Investor Shares	VGENX	20.3%
Admiral™ Shares[1]	VGELX	20.3
S&P Energy Sector Index		20.3
Average Natural Resources Fund[2]		21.0
Dow Jones Wilshire 5000 Index		1.9

Your Fund’s Performance at a Glance
January 31, 2007–July 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$63.55	$75.09	$0.016	$1.140
Admiral Shares	119.35	141.06	0.040	2.141

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

The steady climb in oil prices to record levels during the fiscal six months ended July 31, 2007, helped drive Vanguard Energy Fund’s return to 20.3% for the period. The fund’s advance matched that of the S&P Energy Sector Index and was slightly below the average return of natural resources funds.

Integrated oil companies provided the bulk of the fund’s return. These huge enterprises are engaged in most, if not all, of the process of bringing oil products to market, including exploration, drilling, production, refining, and distribution. Because the Energy Fund is more highly diversified than the S&P Energy Sector Index, the fund provided an equivalent return without overly concentrating in the industry’s largest stocks: Integrated oil companies accounted for about 52% of fund assets, compared with an almost 63% weighting in the index; and the fund’s investments span the globe, while the index only tracks domestic companies.

For the U.S. stock market, a nervous finish to the half-year

U.S. stocks produced modest returns for the past six months, as a downturn at the end of the period erased most of the gains recorded earlier. The market stumbled as trouble with low-quality mortgage loans and related securities amplified investors’ risk-aversion.

The broad U.S. stock market returned 1.9% for the fiscal half-year. Large-capitalization stocks bested small-caps, and growth-oriented stocks outperformed

2

their value-oriented counterparts. International stock markets sidestepped most of the U.S. turmoil, generating excellent six-month returns.

For bonds, a return to a more typical yield curve

As investors sought a safe haven from some of the financial markets’ riskier precincts, including bonds backed by mortgage loans made to borrowers with poor credit ratings, U.S. Treasury bond prices rose slightly and yields fell. The declines in yield were most pronounced among Treasury securities with maturities of less than 5 years.

These interest rate dynamics helped restore the yield curve—which illustrates the relationship between short- and long-term bond yields—to its typical, upward-sloping pattern. At the start of the period, the curve had been mildly inverted. The broad taxable bond market returned 1.9% for the half-year. Tax-exempt municipal securities returned a bit less.

The benchmark oil price steadily climbed to a record

It’s said that a rising tide raises all boats. The same can be said of the relationship between oil prices and the returns provided by oil-sector companies, especially the integrated oil firms.

Oil prices started the fiscal half-year under $60 per barrel (as measured by West Texas Intermediate crude oil, an industry benchmark) and steadily rose to a record $78.22 per barrel on July 31. Among the factors underlying the oil-price surge were strong global demand, especially from

Market Barometer
			Total Returns
		Periods Ended July 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	1.9%	16.5%	12.3%
Russell 2000 Index (Small-caps)	–2.5	12.1	16.0
Dow Jones Wilshire 5000 Index (Entire market)	1.9	16.8	13.1
MSCI All Country World Index ex USA (International)	11.8	28.5	22.3

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	1.9%	5.6%	4.4%
Lehman Municipal Bond Index	1.2	4.3	4.5
Citigroup 3-Month Treasury Bill Index	2.5	5.1	2.7

CPI
Consumer Price Index	2.9%	2.4%	3.0%

1 Annualized.

3

fast-developing countries such as China and India, and concerns relating to the Middle East, Venezuela, and elsewhere. (Natural gas prices, by contrast, declined because of a warm winter and higher levels of inventory.)

The fund’s holdings of integrated oil companies accounted for almost half of the fund’s return. The largest contributors among these oil giants were ConocoPhillips, Chevron, and ExxonMobil.

Rising oil prices also bolstered exploration and production companies as well as equipment and services companies; each of these sectors also made significant contributions to the fund’s return. In oil-field services, Schlumberger and Weatherford International were standout stocks.

The fund also holds several companies with a presence in oil but whose primary business is outside the field. One of these, BHP Billiton, an Australian commodities company, contributed significantly to the fund’s return.

Sector fund may have a role; a balanced portfolio always does

Investors in Vanguard Energy Fund have benefited from handsome returns in recent years. It’s important to remember, however, that the fund’s focus on a specific economic sector means that its returns can

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
			Natural
	Investor	Admiral	Resources
	Shares	Shares	Fund[1]
Energy Fund	0.25%	0.18%	1.44%

1 Fund expense ratio reflects the six months ended July 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

be especially volatile owing to specific industry-related events as well as to such factors as the weather, political turmoil, and global economic conditions.

A modest investment of assets in a sector fund, particularly a low-cost one like the Energy Fund, can play a role in your portfolio—perhaps to fill a gap in your overall portfolio’s diversification or to provide the opportunity to meet other specialized investment objectives.

No matter how you choose to use a sector fund, your portfolio planning should aim to strike the right balance between the potential for return and risk. One of the best ways to accomplish this is through a balanced allocation of assets among stock, bond, and money market funds diversified within each of those asset classes.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

August 9, 2007

5

Advisors’ Report

During the six months ended July 31, 2007, Vanguard Energy Fund returned 20.3%—a remarkable result. The performance reflected the combined efforts of your fund’s two advisors. The use of multiple advisors enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the six-month period and of how their portfolio positioning reflects this assessment.

Wellington Management Company, LLP

Portfolio Manager: Karl E. Bandtel, Senior Vice President

James A. Bevilacqua, Senior Vice President

The environment for energy investing has remained positive over the last six months. After beginning the period with slightly softer prices due to weak, weather-related demand, oil prices staged a late rally driven by rising global demand and constrained supply. This was in stark contrast to the run-up this time last year based on geopolitical tensions. Natural gas prices fluctuated with weather-related demand trends and ended the period down. Inventories remained above the five-year average.

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	90	11,222	Emphasizes long-term total-return opportunities
Company, LLP			from the various energy subsectors: international
			oils, foreign integrated oils and foreign producers,
			North American producers, oil services and
			equipment, transportation and distribution,
			and refining and marketing.
Vanguard Quantitative	10	1,228	Conducts quantitative portfolio management
Equity Group			using models that assess valuation, marketplace
			sentiment, and balance-sheet characteristics of
			companies compared with their peers.

6

Despite the pronounced increase in oil prices over the last few years, global oil demand is rising. Continuing solid demand tests the petroleum industry’s ability to provide adequate supplies and increases the likelihood of high and volatile prices. In the short term, prices will depend in part on OPEC’s willingness to maintain production cuts. With the industry operating at near capacity, prices will remain sensitive to potential supply disruptions.

The U.S. refinery industry’s spring maintenance period has extended into the summer, leading to high gasoline prices and strong industry profits. Tougher federal regulations, skilled labor shortages, and wear and tear on aging equipment are all contributing to lower capacity-utilization levels.

Our purchases over the fiscal six months were concentrated in companies with direct access to productive capacity and whose management teams demonstrate an ability to capture resources. We added a new name in Questar and increased our existing positions in OAO Gazprom and Royal Dutch Shell. We eliminated holdings in CNOOC, based on a disappointing change in its production profile, and in Sinopec (formally known as China Petroleum & Chemical).

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

Our quantitative investment process evaluates a security’s attractiveness on three dimensions: valuation, sentiment, and balance-sheet prospects. Our experience is that each of our underlying models performs well over long time frames, but that their effectiveness varies over shorter periods. Overall, our model enjoyed modest success relative to the ebullient market during the past six months, despite the increased volatility.

A key characteristic of our strategy is that we do not maintain a “view” on the overall market for energy shares. This is reflected in our portfolio; we are always fully invested. We apply a rigorous risk-control process to neutralize our exposure to market-capitalization, volatility, and industry risks relative to our energy benchmark. In our opinion, such risk exposures are not justified by the potential rewards. We attempt to further reduce risk relative to the benchmark by diversifying our model across three uncorrelated components. Our portfolio strategy boils down to pure stock picking. We make many small investments in individual stocks in an attempt to capture the market’s tendency to overreact or underreact to new information.

During the six months ended July 31, overseas energy stocks performed particularly well. Our portion of the portfolio benefited from its positions in Santos, which was highlighted in the January 31, 2007, annual report as a poor performer, and in Schlumberger and CNOOC. These successes were offset slightly by positions in SEACOR Holdings and Nabors Industries.

7

Fund Profile

As of July 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	100	32	4,902
Median Market Cap	$47.8B	$132.1B	$32.9B
Price/Earnings Ratio	11.5x	12.2x	17.4x
Price/Book Ratio	3.1x	3.0x	2.7x
Yield		1.5%	1.8%
Investor Shares	1.5%
Admiral Shares	1.6%
Return on Equity	24.3%	24.3%	18.4%
Earnings Growth Rate	40.2%	43.9%	21.0%
Foreign Holdings	44.4%	0.0%	0.0%
Turnover Rate	19%[3]	—	—
Expense Ratio		—	—
Investor Shares	0.25%[3]
Admiral Shares	0.18%[3]
Short-Term Reserves[4]	3%	—	—

Sector Diversification[5] (% of portfolio)

Coal & Consumable Fuels	2%
Integrated Oil & Gas	48
Materials	4
Oil & Gas Drilling	5
Oil & Gas Equipment & Services	12
Oil & Gas Exploration & Production	17
Oil & Gas Refining & Marketing	4
Oil & Gas Storage & Transportation	1
Utilities	2
Other	2
Short-Term Reserves[4]	3%

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.92	0.20
Beta	0.94	1.09

Ten Largest Holdings[7] (% of total net assets)

ExxonMobil Corp.	6.3%
Royal Dutch Shell PLC	4.4
ConocoPhillips Co.	4.1
Chevron Corp.	4.1
Total SA	4.0
BHP Billiton Ltd. ADR	3.9
Schlumberger Ltd.	3.8
Valero Energy Corp.	3.1
Weatherford International Ltd.	2.7
BG Group PLC	2.7
Top Ten	39.1%

Investment Focus

1 S&P Energy Sector Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 Short-term reserves exclude futures and currency contracts held by the fund.

5 Sector percentages combine U.S. and international holdings.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 26.

7 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

8

Market Diversification (% of portfolio)

United States	52%
Canada	11
United Kingdom	10
Australia	5
France	4
Russia	4
Norway	4
Italy	3
Brazil	2
Netherlands	1
South Africa	1
Short-Term Reserves[1]	3%

1 Short-term reserves exclude futures and currency contracts held by the fund.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%) January 31, 1997–July 31, 2007

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[2]	5/23/1984	22.51%	28.52%	17.83%
Admiral Shares[2]	11/12/2001	22.61	28.60	27.13[3]

1 Six months ended July 31, 2007.

2 Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year; nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Return since inception.

Note: See Financial Highlights tables on pages 16 and 17 for dividend and capital gains information.

10

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.7%)[1]
United States (50.2%)
Energy Equipment & Services (14.9%)
	Oil & Gas Drilling (4.4%)
	GlobalSantaFe Corp.	3,223,603	231,165
*	Transocean Inc.	2,043,631	219,588
*	Nabors Industries, Inc.	1,965,900	57,483
	Noble Corp.	140,986	14,445
	ENSCO International, Inc.	204,014	12,459
	Diamond Offshore
	Drilling, Inc.	110,067	11,357
	Rowan Cos., Inc.	101,100	4,265
	Patterson-UTI Energy, Inc.	47,200	1,081
	Helmerich & Payne, Inc.	31,061	1,005

	Oil & Gas Equipment & Services (10.5%)
	Schlumberger Ltd.	5,021,264	475,614
*	Weatherford
	International Ltd.	6,121,312	338,692
	Baker Hughes, Inc.	3,332,611	263,443
	Halliburton Co.	5,578,532	200,939
*	Cameron
	International Corp.	164,154	12,804
*	Grant Prideco, Inc.	217,000	12,174
*	Hanover Compressor Co.	103,332	2,462
*	National Oilwell Varco Inc.	18,378	2,207
			1,861,183
Gas Utilities (1.9%)
	Equitable Resources, Inc.	2,783,200	131,117
	Questar Corp.	1,954,300	100,627
			231,744
Oil, Gas & Consumable Fuels (33.4%)
	Coal & Consumable Fuels (2.3%)
	CONSOL Energy, Inc.	4,262,700	177,541
	Peabody Energy Corp.	2,575,500	108,841
	Massey Energy Co.	212,000	4,526

		Market
		Value•
	Shares	($000)
Integrated Oil & Gas (19.7%)
ExxonMobil Corp.	9,285,231	790,452
ConocoPhillips Co.	6,374,009	515,275
Chevron Corp.	6,002,835	511,802
Occidental
Petroleum Corp.	4,467,901	253,419
Marathon Oil Corp.	4,466,220	246,535
Hess Corp.	2,147,889	131,451
Murphy Oil Corp.	83,600	5,186

Oil & Gas Exploration & Production (7.0%)
EOG Resources, Inc.	2,717,875	190,523
Noble Energy, Inc.	2,910,300	177,936
Devon Energy Corp.	1,763,976	131,610
* Newfield Exploration Co.	2,327,300	111,827
Cabot Oil & Gas Corp.	2,963,900	101,365
XTO Energy, Inc.	1,804,942	98,423
Apache Corp.	220,270	17,787
Chesapeake Energy Corp.	416,018	14,161
Anadarko Petroleum Corp.	235,360	11,846
Cimarex Energy Co.	266,200	10,076

Oil & Gas Refining & Marketing (4.0%)
Valero Energy Corp.	5,713,451	382,858
Sunoco, Inc.	1,639,259	109,371
Tesoro Corp.	209,652	10,441

Oil & Gas Storage & Transportation (0.4%)
Williams Cos., Inc.	1,395,182	44,995
Spectra Energy Corp.	87,968	2,240
		4,160,487
Total United States		6,253,414
International (44.5%)
Argentina (0.1%)
* Petrobras Energia
Participaciones SA ADR	460,539	5,061
Tenaris SA ADR	76,600	3,690
		8,751

11

			Market
			Value•
		Shares	($000)
Australia (4.9%)
^	BHP Billiton Ltd. ADR	7,518,900	479,555
	Woodside
	Petroleum Ltd. ADR	3,251,400	121,033
	Santos Ltd.	192,436	2,158
			602,746
Brazil (2.5%)
	Petroleo Brasileiro ADR	4,178,700	271,198
	Petroleo Brasileiro SA Pfd.	653,360	18,370
	Petroleo Brasileiro SA	487,721	15,865
			305,433
Canada (11.3%)
	Canadian Natural
	Resources Ltd.
	(New York Shares)	4,544,200	310,869
	Suncor Energy, Inc.
	(New York Shares)	2,658,200	240,487
	EnCana Corp.
	(New York Shares)	3,162,700	192,861
	Petro-Canada
	(New York Shares)	3,256,700	177,816
*	Western Oil Sands Inc.	3,845,535	134,529
	Canadian Oil Sands Trust	4,221,175	128,913
*	Talisman Energy, Inc.	6,651,731	121,649
	Petro-Canada	340,750	18,587
	Canadian Natural
	Resources Ltd.	247,839	17,008
	EnCana Corp.	257,039	15,734
	Suncor Energy, Inc.	145,976	13,198
*	Enbridge Inc.	365,361	12,956
*	Imperial Oil Ltd.	210,417	9,807
*	TransCanada Corp.	172,396	6,222
	Canadian Oil Sands Trust
	(New York Shares)	143,600	4,386
*	Cameco Corp.	106,510	4,323
*	Nexen Inc.	828	26
			1,409,371
China (0.2%)
	PetroChina Co. Ltd.	9,684,000	14,276
	China Petroleum &
	Chemical Corp.	9,738,000	10,333
	Yanzhou Coal
	Mining Co. Ltd.
	H Shares	2,171,800	3,904
			28,513
Denmark (0.0%)
	Dampskibsselskabet
	Torm A/S	96,212	3,832

France (4.1%)
	Total SA ADR	5,951,400	467,840
	Total SA	448,785	35,343
	Technip SA	89,626	7,315
			510,498

			Market
			Value•
		Shares	($000)
	Hong Kong (0.0%)
	CNOOC Ltd.	4,801,717	5,714

	India (0.1%)
*[2]	Oil & Natural Gas Corp., Ltd.
	Warrants Exp. 7/14/08	351,450	7,960

	Italy (2.6%)
	Eni SpA ADR	4,217,650	294,223
	Eni SpA	872,987	30,552
			324,775
	Netherlands (0.8%)
	Fugro NV	1,469,384	97,781

	Norway (3.6%)
	Norsk Hydro AS ADR	6,078,100	234,493
	Statoil ASA ADR	6,419,600	190,020
	Norsk Hydro ASA	223,166	8,590
	Statoil ASA	212,247	6,273
	Petroleum Geo-
	Services ASA	243,996	5,796
	Acergy SA	42,800	1,138
			446,310
	Russia (3.9%)
*	OAO Gazprom-
	Sponsored ADR	6,157,172	263,458
*	LUKOIL ADR	2,767,800	219,009
			482,467
	South Africa (0.7%)
	Sasol Ltd. Sponsored ADR	1,862,900	70,064
	Sasol Ltd.	319,674	12,063
			82,127
	Spain (0.1%)
	Repsol YPF SA	379,749	14,316

	United Kingdom (9.6%)
	BG Group PLC	20,457,423	332,772
	Royal Dutch Shell PLC
	ADR Class B	3,826,426	303,359
	BP PLC ADR	4,012,500	278,467
	Royal Dutch Shell PLC
	ADR Class A	2,701,900	209,640
	BP PLC	3,018,940	34,973
	Royal Dutch Shell PLC
	Class A	490,005	19,083
	Royal Dutch Shell PLC
	Class B	406,371	16,069
	Royal Dutch Shell PLC
	Class A
	(Amsterdam Shares)	117,600	4,567
			1,198,930
	Total International		5,529,524
	Total Common Stocks
	(Cost $5,400,965)		11,782,938

12

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (6.5%)[1]
Money Market Fund (3.2%)
3	Vanguard Market Liquidity
	Fund, 5.302%	264,098,760	264,522
3	Vanguard Market Liquidity
	Fund, 5.302%—Note F	130,132,200	130,132
			394,654
		Face
		Amount
		($000)
Repurchase Agreement (3.2%)
	Deutsche Bank, 5.310% 8/1/07 (Dated 7/31/07,
	Repurchase Value $402,159,000 collateralized by Federal Home
	Loan Mortgage Corp., 4.500%–6.500%, 8/1/18–1/1/37)	402,100	402,100
U.S. Agency Obligations (0.1%)
4	Federal Home Loan Mortgage Corp.
5	5.192%, 8/27/07	3,000	2,989
5	5.223%, 9/17/07	5,000	4,967
4	Federal National Mortgage Assn.
5	5.204%, 10/3/07	9,500	9,416
			17,372
Total Temporary Cash Investments
(Cost $814,124)			814,126
Total Investments (101.2%)
(Cost $6,215,089)			12,597,064
Other Assets and Liabilities (–1.2%)
Other Assets—Note C			31,636
Liabilities—Note F			(179,066)
			(147,430)
Net Assets (100%)			12,449,634

At July 31, 2007, net assets consisted of:[6]
Amount
($000)
Paid in Capital	5,773,253
Undistributed Net Investment Income	97,742
Accumulated Net Realized Gains	207,751
Unrealized Appreciation (Depreciation)
Investment Securities	6,381,974
Futures Contracts	(11,114)
Foreign Currencies	28
Net Assets	12,449,634

Investor Shares—Net Assets
Applicable to 104,477,679 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,845,001
Net Asset Value Per Share—
Investor Shares	$75.09

Admiral Shares—Net Assets
Applicable to 32,643,183 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,604,633
Net Asset Value Per Share—
Admiral Shares	$141.06

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.0% and 4.2%, respectively, of net assets. See Note D in Notes to Financial Statements.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, the value of this security represented 0.1% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $17,372,000 have been segregated as initial margin for open futures contracts.

6 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

13

Statement of Operations

Six Months Ended
July 31, 2007
($000)
Investment Income
Income
Dividends[1]	101,509
Interest[2]	16,190
Security Lending	2,125
Total Income	119,824
Expenses
Investment Advisory Fees—Note B	3,886
The Vanguard Group—Note C
Management and Administrative
Investor Shares	5,666
Admiral Shares	1,989
Marketing and Distribution
Investor Shares	769
Admiral Shares	325
Custodian Fees	67
Shareholders’ Reports
Investor Shares	59
Admiral Shares	6
Trustees’ Fees and Expenses	7
Total Expenses	12,774
Net Investment Income	107,050
Realized Net Gain (Loss)
Investment Securities Sold	201,160
Futures Contracts	8,889
Foreign Currencies	136
Realized Net Gain (Loss)	210,185
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,732,536
Futures Contracts	(12,187)
Foreign Currencies	(28)
Change in Unrealized Appreciation (Depreciation)	1,720,321
Net Increase (Decrease) in Net Assets Resulting from Operations	2,037,556

1 Dividends are net of foreign withholding taxes of $6,952,000.

2 Interest income from an affiliated company of the fund was $6,093,000.

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Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2007	2007
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	107,050	173,983
Realized Net Gain (Loss)	210,185	433,315
Change in Unrealized Appreciation (Depreciation)	1,720,321	(450,957)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,037,556	156,341
Distributions
Net Investment Income
Investor Shares	(1,610)	(101,187)
Admiral Shares	(1,230)	(58,057)
Realized Capital Gain[1]
Investor Shares	(114,830)	(143,716)
Admiral Shares	(65,867)	(78,820)
Total Distributions	(183,537)	(381,780)
Capital Share Transactions—Note G
Investor Shares	188,937	(88,347)
Admiral Shares	316,057	582,810
Net Increase (Decrease) from Capital Share Transactions	504,994	494,463
Total Increase (Decrease)	2,359,013	269,024
Net Assets
Beginning of Period	10,090,621	9,821,597
End of Period[2]	12,449,634	10,090,621

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $21,240,000 and $6,548,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $97,742,000 and ($6,604,000).

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Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2007	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$63.55	$64.50	$40.85	$29.99	$22.85	$24.76
Investment Operations
Net Investment Income	.638	1.112	.813	.529	.435	.392
Net Realized and Unrealized Gain (Loss)
on Investments[1]	12.058	.405	24.606	11.052	7.839	(.349)
Total from Investment Operations	12.696	1.517	25.419	11.581	8.274	.043
Distributions
Dividends from Net Investment Income	(.016)	(1.020)	(.740)	(.524)	(.390)	(.360)
Distributions from Realized Capital Gains	(1.140)	(1.447)	(1.029)	(.197)	(.744)	(1.593)
Total Distributions	(1.156)	(2.467)	(1.769)	(.721)	(1.134)	(1.953)
Net Asset Value, End of Period	$75.09	$63.55	$64.50	$40.85	$29.99	$22.85

Total Return[2]	20.31%	2.24%	62.93%	38.90%	36.49%	–0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,845	$6,479	$6,733	$4,822	$2,434	$1,298
Ratio of Total Expenses to
Average Net Assets	0.25%*	0.25%	0.28%	0.32%	0.38%	0.40%
Ratio of Net Investment Income to
Average Net Assets	1.88%*	1.71%	1.57%	1.67%	1.79%	1.56%
Portfolio Turnover Rate[3]	19%*	22%	10%	1%	26%	23%

1 Includes increases from redemption fees of $.01, $.03, $.03, $.02, $.00, and $.01.

2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year; nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

*	Annualized.

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Admiral Shares
	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2007	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$119.35	$121.13	$76.71	$56.30	$42.89	$46.48
Investment Operations
Net Investment Income	1.252	2.180	1.561	1.034	.847	.758
Net Realized and Unrealized Gain (Loss)
on Investments[1]	22.639	.757	46.217	20.770	14.721	(.658)
Total from Investment Operations	23.891	2.937	47.778	21.804	15.568	.100
Distributions
Dividends from Net Investment Income	(.040)	(2.000)	(1.425)	(1.024)	(.760)	(.698)
Distributions from Realized Capital Gains	(2.141)	(2.717)	(1.933)	(.370)	(1.398)	(2.992)
Total Distributions	(2.181)	(4.717)	(3.358)	(1.394)	(2.158)	(3.690)
Net Asset Value, End of Period	$141.06	$119.35	$121.13	$76.71	$56.30	$42.89

Total Return[2]	20.35%	2.32%	63.00%	39.02%	36.58%	0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,605	$3,612	$3,088	$549	$208	$103
Ratio of Total Expenses to
Average Net Assets	0.18%*	0.18%	0.22%	0.26%	0.32%	0.34%
Ratio of Net Investment Income to
Average Net Assets	1.95%*	1.78%	1.63%	1.70%	1.85%	1.59%
Portfolio Turnover Rate[3]	19%*	22%	10%	1%	26%	23%

1 Includes increases from redemption fees of $.01, $.05, $.03, $.03, $.01, and $.02.

2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

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Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. Beginning in February 2008, the investment advisory fee will be subject to quarterly adjustments based on performance since May 1, 2007, relative to a combined index composed of the S&P Citigroup BMI World Energy Index and the S&P 500 Energy Equal Weight Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $158,000 for the six months ended July 31, 2007.

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For the six months ended July 31, 2007, the aggregate investment advisory fee represented an effective annual rate of 0.07% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2007, the fund had contributed capital of $1,079,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2007, the fund realized net foreign currency gains of $136,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from undistributed net investment income to accumulated net realized gains.

At July 31, 2007, the cost of investment securities for tax purposes was $6,215,089,000. Net unrealized appreciation of investment securities for tax purposes was $6,381,975,000, consisting of unrealized gains of $6,385,554,000 on securities that had risen in value since their purchase and $3,579,000 in unrealized losses on securities that had fallen in value since their purchase.

At July 31, 2007, the aggregate settlement value of open futures contracts expiring in September 2007 and the related unrealized appreciation (depreciation) were:

			($000)
	Number	Aggregate	Unrealized
	of Long	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	657	240,117	(9,481)
E-mini S&P 500 Index	662	48,389	(1,633)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended July 31, 2007, the fund purchased $1,424,808,000 of investment securities and sold $1,010,661,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at July 31, 2007, was $125,755,000, for which the fund received cash collateral of $130,132,000.

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G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2007		January 31, 2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	875,053	12,252	1,793,137	28,223
Issued in Lieu of Cash Distributions	112,191	1,763	235,334	3,595
Redeemed[1]	(798,307)	(11,492)	(2,116,818)	(34,259)
Net Increase (Decrease)—Investor Shares	188,937	2,523	(88,347)	(2,441)
Admiral Shares
Issued	602,676	4,545	1,261,595	10,675
Issued in Lieu of Cash Distributions	61,769	517	124,702	1,014
Redeemed[1]	(348,388)	(2,680)	(803,487)	(6,921)
Net Increase (Decrease)—Admiral Shares	316,057	2,382	582,810	4,768

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

1 Net of redemption fees of $1,120,000 and $3,975,000, respectively (fund totals).

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended July 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	1/31/2007	7/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,203.06	$1.37
Admiral Shares	1,000.00	1,203.47	0.98
Based on Hypothetical 5% Return
Investor Shares	$1,000.00	$1,023.55	$1.25
Admiral Shares	1,000.00	1,023.90	0.90

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month peiod, then divided by the number of days in the most recent 12-month period.

22

Note that the expenses shown in the table on page 22 are meant to highlight and help you compare ongoing costs only and do not reflect transacton costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include any account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Energy Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (through its Quantitative Equity Group). The board also approved an amended investment advisory agreement with Wellington Management Company, LLP, effective May 1, 2007. The amended agreement contains a new advisory fee schedule that increases the advisory fee paid to Wellington Management and adds a performance adjustment to the fee arrangement. The board determined that renewing the fund’s advisory arrangement with Vanguard, retaining Wellington Management, and amending Wellington Management’s advisory agreement were in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of each advisor. The board noted the following:

•	The Vanguard Group. Vanguard has been managing investments for more than two decades.

George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985, and has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2005.

• Wellington Management Company. Founded in 1928, Wellington Management Company is among the nation’s oldest and most respected institutional investment managers. The firm has advised Vanguard Energy Fund since 1984. The investment team at Wellington Management uses a bottom-up investment approach, in which stocks are selected based on the advisor’s estimates of fundamental investment value. The advisor’s investment process emphasizes company fundamentals, management track record, and security valuation.

The board concluded that the existing advisory fee schedule should be adjusted to reflect the fair- market value of Wellington Management’s services. The new fee arrangement will enable Wellington Management to enhance the organizational depth and stability of the fund’s portfolio management team by retaining top investment talent and by hiring new investment professionals on an as-needed basis. The addition of a performance adjustment will better align the interests of Wellington Management and the fund’s shareholders by increasing or decreasing the asset-based fee proportionately with the performance of the portion of the fund managed by Wellington Management. A full discussion of the board’s decision to amend Wellington Management’s advisory agreement, including the terms of the agreement, appeared in the fund’s annual report for the year ended January 31, 2007.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out its investment strategy in disciplined fashion, and the results provided

24

by each advisor have allowed the fund to consistently outperform both the fund’s benchmark and its average peer fund since the fund’s inception. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the implementation of the amended agreement with Wellington Management, the fund’s advisory fee remains below the average fee for its peer group. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board does not conduct a “profitability” analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
147 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
147 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

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Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
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With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
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copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q512 092007

Vanguard® Precious Metals
and Mining Fund

> Semiannual Report

July 31, 2007

>	During the six months ended July 31, 2007, Vanguard Precious Metals and Mining Fund returned 16.0%, below that of its benchmark index but ahead of the average return for gold-oriented funds.

>	The fund’s return substantially outpaced the result of the broad stock market.

>	Concentrated holdings in platinum mining and processing accounted for about one-third of the fund’s return.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	8
Performance Summary	9
Financial Statements	10
About Your Fund’s Expenses	19
Trustees Approve Advisory Agreement	21
Glossary	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Precious Metals and Mining Fund	VGPMX	16.0%
S&P/Citigroup Custom Metals and Mining Index		24.7
Average Gold-Oriented Fund[1]		5.6
Dow Jones Wilshire 5000 Index		1.9

Your Fund’s Performance at a Glance
January 31, 2007–July 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Precious Metals and Mining Fund	$28.64	$32.43	$0.050	$0.662

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Precious Metals and Mining Fund advanced 16.0% for the fiscal half-year ended July 31, 2007, well ahead of the 1.9% return for the overall U.S. stock market. The return of the fund, which is broadly diversified across metals and mining operations, lagged its benchmark index, but outpaced the average return for gold-oriented funds.

The fund remained closed to new investors, although existing shareholders can make additional share purchases.

For the U.S. stock market, a nervous finish to the half-year

U.S. stocks produced modest returns for the past six months, as a downturn at the end of the period erased most of the gains recorded earlier. The market stumbled as trouble with low-quality mortgage loans and related securities amplified investors’ risk-aversion.

The broad U.S. stock market returned 1.9% for the fiscal half-year. Large-capitalization stocks bested small-caps, and growth-oriented stocks outperformed their value-oriented counterparts. International stock markets sidestepped most of the U.S. turmoil, generating excellent six-month returns.

For bonds, a return to a more typical yield curve

As investors sought a safe haven from some of the financial markets’ riskier precincts, including bonds backed by mortgage loans made to borrowers with poor credit ratings, U.S. Treasury

2

bond prices rose slightly and yields fell. The declines in yield were most pronounced among Treasury securities with maturities of less than 5 years.

These interest rate dynamics helped restore the yield curve—which illustrates the relationship between short- and long-term bond yields—to its typical, upward-sloping pattern. At the start of the period, the curve had been mildly inverted. The broad taxable bond market returned 1.9% for the half-year. Tax-exempt municipal securities returned a bit less.

A focus on platinum paid off, as did a variety of other holdings

Within the parameters of its metals-and-mining mandate, Vanguard Precious Metals and Mining Fund is, on the one hand, highly diversified in terms of the overall industry and geography. The fund’s investments focus on a wide range of products—from precious metals, including gold, to agricultural chemicals and coal—and span the globe from developed countries to South Africa, Peru, and Indonesia. On the other hand, the fund is highly concentrated: It owned only 46 stocks as of July 31, about a quarter of which accounted for the bulk of its return in the fiscal six months.

Market Barometer
		Total Returns
		Periods Ended July 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	1.9%	16.5%	12.3%
Russell 2000 Index (Small-caps)	–2.5	12.1	16.0
Dow Jones Wilshire 5000 Index (Entire market)	1.9	16.8	13.1
MSCI All Country World Index ex USA (International)	11.8	28.5	22.3

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	1.9%	5.6%	4.4%
Lehman Municipal Bond Index	1.2	4.3	4.5
Citigroup 3-Month Treasury Bill Index	2.5	5.1	2.7

CPI
Consumer Price Index	2.9%	2.4%	3.0%

1 Annualized.

3

Four of the fund’s six largest holdings—mining companies Lonmin, Impala Platinum Holdings, and Anglo Platinum, and processor Johnson Matthey—are involved in producing or processing platinum, and they accounted for about one-third of the fund’s return. Platinum’s major use is in catalytic converters in cars, buses, and trucks. The converters, for which long-term demand is strong worldwide, turn emissions into nontoxic compounds.

Other significant contributors to the fund’s return were Rio Tinto, a diversified international mining company; Eramet, which produces nickel and other nonferrous metals; and CONSOL Energy, a coal and gas company. Fertilizer producers K+S AG and Agrium, and steel companies

BlueScope Steel and Sims Group, also provided a boost. The major detractor from the fund’s return was Centerra Gold.

Sector funds can play a role in a balanced portfolio

Investors in Vanguard Precious Metals and Mining Fund have benefited from handsome returns in recent years. It’s important to remember, however, that the fund’s focus on a specific industry means that its returns can be especially volatile, buffeted by events that may not affect other parts of the economy.

A modest allocation to a low-cost sector fund can play a role in your portfolio—perhaps to help achieve diversification or to provide an opportunity to meet specialized investment objectives.

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		Gold-Oriented
	Fund	Fund
Precious Metals and Mining Fund	0.32%	1.59%

1 Fund expense ratio reflects the six months ended July 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

No matter how you choose to use a sector fund, your portfolio planning should aim to strike the right balance between the potential for return and the potential for risk. This can best be done by establishing a balanced allocation of assets among stock, bond, and money market funds, and diversifying within each of those asset classes.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

August 13, 2007

5

Advisor’s Report

Vanguard Precious Metals and Mining Fund produced a return of 16.0% during the six-month period. This was behind the benchmark index’s return of 24.7%, but ahead of the 5.6% result of the average gold-oriented fund.

The investment environment

The price of gold bullion remained at historically high levels, but was broadly unchanged during the half-year. The prices of a number of other metals, including platinum and copper, gained ground. Nickel was an exception; its price fell sharply from April onward due to oversupply in the nickel-intensive stainless steel industry. In spite of volatility in underlying metal prices, shares of broader mining companies advanced strongly. As a group, mining companies continued to generate excellent returns against a backdrop of sustained demand from industrializing and developed economies alike. China is still the driving force behind global demand. By contrast, gold equities continued to underperform as the gold sector remained focused on growth, rather than profitability, and struggled to overcome rising costs and operational inefficiencies.

The fund’s performance

Against this background of metal price strength, French nickel group Eramet, one of the few remaining independent producers in this highly consolidated industry, made a strong contribution as investors looked beyond the extreme volatility in the price of nickel and focused on the long-term value of the company’s assets. The fund’s long-standing and significant positions in United Kingdom platinum producer Lonmin and in South

African producer Anglo Platinum, as well as a more recently added position in U.K. platinum processor Johnson Matthey, all benefited, based on the extremely strong supply/demand balance for the metal.

Outside the traditional metals and mining arena, positions in German potash miner K+S and Canadian potash miner Agrium added significant value, as both benefited from intensifying demand for fertilizers to improve land yields. Sentiment was also buoyed by expectations of rising biofuel production as an alternative fuel source to gasoline. Finally, our lack of exposure to U.S. gold producer Newmont Mining, a poor performer, continued to have a positive impact on relative performance. The company has struggled to effectively combat higher costs in the face of falling production.

By contrast, our holding in Canadian gold producer Centerra Gold was the main detractor from the fund’s performance, due to concerns over government involvement at one of the company’s mines in the Kyrgyz Republic, in Central Asia. We are nevertheless confident that a positive outcome can be achieved for shareholders. The fund’s significant holding in Canadian diamond-producer Aber Diamond also had a negative impact, as the market continued to come to terms with the company’s shift into diamond retailing. In addition, concerns about rising input costs persist. In spite of this, the company continues to exceed production targets, and fundamentals for the diamond industry remain extremely compelling.

6

The fund’s positioning

We remained focused on increasing our holdings among metals and minerals companies with healthy cash flows and exposure to strategically important materials. We established new positions in Minerals Technologies, a U.S. industrial minerals producer with a highly respected new chief executive, and in AUR Resources, a well-managed copper miner that aims to improve returns from its assets in Chile and Canada. Near the end of the fiscal half-year, AUR received a bid at a significant premium. Within the precious metals sector, we added to our positions in Northam Platinum, a midsized producer of platinum-group metals in South Africa that we believe has exciting expansion opportunities; and the Russian gold-mining company Peter Hambro Mining, whose significant reserves and emphasis on efficiency should enable it to generate significantly higher returns than most of the gold industry. We also added substantially to Johnson Matthey, a recent addition to our portfolio, as noted earlier. The company processes platinum for use in catalytic converters in automobiles, an area in which demand is being boosted by tighter global emissions legislation.

We sold holdings that had performed exceptionally well or in which we believed the company’s fundamentals had deteriorated. Significant disposals included those of Australian diversified mining company Rio Tinto, which was sold due to fears that it was overpaying in its $43 billion bid for Canadian aluminium-producer Alcan; previously mentioned Agrium and Anglo Platinum; and Canadian-listed copper-gold miner First Quantum Minerals. In each of these cases, valuation levels appeared less attractive following extremely strong performance.

In spite of heightened levels of volatility during the period, the fund’s investment environment remains supportive. The appetite for raw materials from both emerging and developed nations continues apace, driven primarily by China’s extraordinary industrial expansion. In the meantime, supply remains tightly controlled as a result of ongoing consolidation in the broader mining sector and years of under-investment in new projects. Consequently, we remain confident about the long-term outlook for a number of commodities, a scenario that provides a favorable environment for the mining groups that supply these assets. And we continue to monitor the profitability of the gold industry, which, as recent earnings announcements attest, has remained poor compared with the broader mining industry.

Graham E. French, Portfolio Manager

M&G Investment Management Ltd.

August 30, 2007

7

Fund Profile

As of July 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	46	255	4,902
Median Market Cap	$6.9B	$17.9B	$32.9B
Price/Earnings Ratio	21.0x	18.0x	17.4x
Price/Book Ratio	3.4x	3.4x	2.7x
Return on Equity	18.2%	18.4%	18.4%
Earnings Growth Rate	23.2%	31.7%	21.0%
Foreign Holdings	82.1%	0.0%	0.0%
Turnover Rate	16%[3]	—	—
Expense Ratio	0.32%[3]	—	—
Short-Term Reserves	5%	—	—

Market Diversification (% of portfolio)

United Kingdom	20%
Australia	15
United States	15
South Africa	15
Canada	14
France	9
Germany	5
Peru	2
Short-Term Reserves	5%

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.81	0.36
Beta	0.80	1.53

Ten Largest Holdings[5] (% of total net assets)

Lonmin PLC	10.8%
Impala Platinum Holdings Ltd. ADR	7.0
Johnson Matthey PLC	6.5
Eramet SLN	6.0
Aber Diamond Corp.	5.9
Anglo Platinum Ltd. ADR	5.1
K+S AG	4.6
Barrick Gold Corp.	4.2
Sims Group Ltd.	3.5
CONSOL Energy, Inc.	3.4
Top Ten	57.0%

1 S&P/Citigroup Custom Metals and Mining Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 22.

5 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

8

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1997–July 31, 2007

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Precious Metals and Mining Fund[3]	5/23/1984	30.41%	33.02%	18.05%

1 Six months ended July 31, 2007.

2 S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P/Citigroup Custom Metals and Mining Index thereafter.

3 Total return figures do not reflect the 1% redemption fee assessed on redemptions of shares held less than one year, and do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 14 for dividend and capital gains information.

9

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.1%)
Australia (15.7%)
	Sims Group Ltd.	6,000,000	136,741
^	Rio Tinto Ltd.	1,700,000	132,516
	BlueScope Steel Ltd.	12,000,000	110,899
^,1	Iluka Resources Ltd	17,150,000	86,280
	CSR Ltd.	30,000,000	84,619
^,1	Centennial Coal Co., Ltd.	15,775,000	44,933
*^	St. Barbara Ltd.	31,800,000	13,446
	Consolidated
	Minerals Ltd.	1,500,000	4,656
*	Tanami Gold NL	18,170,000	1,896
	Oxiana Ltd.	250,000	778
*	Magnesium
	International Ltd.	1,678,671	109
			616,873
Canada (14.0%)
[1]	Aber Diamond Corp.	6,200,000	231,076
	Barrick Gold Corp.	5,000,000	164,229
*[1]	Centerra Gold Inc.	12,865,000	84,657
	AUR Resources Inc.	1,060,000	40,431
	Sherritt International Corp.	1,175,000	17,931
*[1]	Claude Resources, Inc.	3,650,000	5,329
*	SouthernEra
	Diamonds, Inc.	7,022,900	4,279
*	Arizona Star Resource Corp.	200,000	2,236
			550,168
France (8.9%)
	Eramet SLN	776,773	234,523
	Imerys SA	1,160,000	113,675
			348,198
Germany (4.6%)
	K+S AG	1,230,000	181,398

Indonesia (0.2%)
	PT International Nickel
	Indonesia Tbk	1,250,000	7,593

			Market
			Value•
		Shares	($000)
Papua New Guinea (0.0%)
*	Bougainville Copper Ltd.	2,000,000	1,448

Peru (1.7%)
	Compañia de Minas
	Buenaventura S.A.u. ADR	1,700,000	67,847

South Africa (14.7%)
	Impala Platinum
	Holdings Ltd. ADR	9,400,000	272,730
	Anglo Platinum Ltd. ADR	1,450,000	198,805
	Northam Platinum Ltd.	8,936,800	66,234
	Gold Fields Ltd. ADR	2,425,000	40,061
			577,830
United Kingdom (20.4%)
	Lonmin PLC	6,069,413	425,384
	Johnson Matthey PLC	7,450,000	255,510
*^	Peter Hambro Mining PLC	2,867,368	55,323
	Rio Tinto PLC	475,000	34,270
	Vedanta Resources PLC	270,000	9,657
	Hochschild Mining PLC	823,081	5,955
*	Kenmare Resources PLC	4,550,000	5,665
*	Gem Diamond Ltd.	171,428	3,644
*	Zambezi Resources Ltd.	4,895,833	2,449
*	Mwana Africa PLC	100,000	161
			798,018
United States (14.9%)
	CONSOL Energy, Inc.	3,230,000	134,530
	Peabody Energy Corp.	2,700,000	114,102
	FMC Corp.	1,175,000	104,728
[1]	Minerals Technologies, Inc.	1,277,000	82,584
*	Meridian Gold Inc.	2,450,000	69,164
	AMCOL International Corp.	1,400,000	40,082
	Arch Coal, Inc.	1,200,000	35,868
			581,058
Total Common Stocks
(Cost $2,129,931)			3,730,431

10

		Market
		Value•
	Shares	($000)
Precious Metals (0.1%)
* Platinum Bullion (In Ounces)	2,009	2,591
Total Precious Metals
(Cost $1,213)		2,591
Temporary Cash Investments (8.8%)
2 Vanguard Market Liquidity Fund, 5.302%	146,328,435	146,328
2 Vanguard Market Liquidity Fund, 5.302%—Note F	200,244,119	200,244
Total Temporary Cash Investments
(Cost $346,572)		346,572
Total Investments (104.0%)
(Cost $2,477,716)		4,079,594
Other Assets and Liabilities—Net (–4.0%)		(157,055)
Net Assets (100%)
Applicable to 120,965,031 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,922,539
Net Asset Value Per Share		$32.43

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		4,079,594
Receivables for Investment
Securities Sold		62,043
Receivables for Capital Shares Issued		2,445
Other Assets—Note C		33,795
Total Assets		4,177,877
Liabilities
Security Lending Collateral
Payable to Brokers—Note F		200,244
Payables for Investment
Securities Purchased		25,167
Other Liabilities		29,927
Total Liabilities		255,338
Net Assets		3,922,539

At July 31, 2007, net assets consisted of:[3]
	Amount	Per
	($000)	Share
Paid-in Capital	2,145,464	$17.75
Undistributed Net
Investment Income	9,871.08
Accumulated Net
Realized Gains	164,999	1.36
Unrealized Appreciation
Investment Securities	1,601,878	13.24
Foreign Currencies	327	—
Net Assets	3,922,539	$32.43

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note H in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

11

Statement of Operations

Six Months Ended
July 31, 2007
($000)
Investment Income
Income
Dividends[1,2]	46,948
Interest[2]	1,841
Security Lending	989
Total Income	49,778
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,400
Performance Adjustment	62
The Vanguard Group—Note C
Management and Administrative	3,008
Marketing and Distribution	393
Custodian Fees	206
Shareholders’ Reports	25
Trustees’ Fees and Expenses	2
Total Expenses	6,096
Net Investment Income	43,682
Realized Net Gain (Loss)
Investment Securities Sold[2]	205,420
Foreign Currencies	(308)
Realized Net Gain (Loss)	205,112
Change in Unrealized Appreciation (Depreciation)
Investment Securities	293,846
Foreign Currencies	269
Change in Unrealized Appreciation (Depreciation)	294,115
Net Increase (Decrease) in Net Assets Resulting from Operations	542,909

1 Dividends are net of foreign withholding taxes of $1,676,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $4,828,000, $1,841,000, and $0, respectively.

12

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2007	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,682	63,302
Realized Net Gain (Loss)	205,112	373,021
Change in Unrealized Appreciation (Depreciation)	294,115	81,090
Net Increase (Decrease) in Net Assets Resulting from Operations	542,909	517,413
Distributions
Net Investment Income	(5,961)	(54,699)
Realized Capital Gain[1]	(78,921)	(284,886)
Total Distributions	(84,882)	(339,585)
Capital Share Transactions—Note G
Issued	225,798	585,297
Issued in Lieu of Cash Distributions	78,928	314,309
Redeemed[2]	(283,748)	(930,593)
Net Increase (Decrease) from Capital Share Transactions	20,978	(30,987)
Total Increase (Decrease)	479,005	146,841
Net Assets
Beginning of Period	3,443,534	3,296,693
End of Period[3]	3,922,539	3,443,534

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $596,000 and $127,033,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net of redemption fees of $209,000 and $3,932,000.

3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,871,000 and ($27,542,000).

13

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2007	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$28.64	$27.08	$16.46	$15.29	$11.25	$9.31
Investment Operations
Net Investment Income	.360	.560	.337[1]	.185[1]	.194	.25
Net Realized and Unrealized Gain (Loss)
on Investments[2]	4.142	4.027	11.080	1.988	4.780	2.18
Total from Investment Operations	4.502	4.587	11.417	2.173	4.974	2.43
Distributions
Dividends from Net Investment Income	(.050)	(.490)	(.240)	(.144)	(.934)	(.49)
Distributions from Realized Capital Gains	(.662)	(2.537)	(.557)	(.859)	—	—
Total Distributions	(.712)	(3.027)	(.797)	(1.003)	(.934)	(.49)
Net Asset Value, End of Period	$32.43	$28.64	$27.08	$16.46	$15.29	$11.25

Total Return[3]	15.98%	17.48%	70.19%	14.20%	44.07%	26.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,923	$3,444	$3,297	$921	$608	$537
Ratio of Total Expenses to
Average Net Assets	0.32%4,*	0.35%[4]	0.40%	0.48%	0.55%	0.60%
Ratio of Net Investment Income to
Average Net Assets	2.29%*	1.88%	1.68%	1.32%	1.61%	2.14%
Portfolio Turnover Rate	16%*	24%	20%	36%	15%	43%

1 Calculated based on average shares outstanding.

2 Includes increases from redemption fees of $.00, $.03, $.01, $.01, $.00, and $.02.

3 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Includes performance-based investment advisory fee increases of 0.00% and 0.01%.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

15

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance since January 31, 2006, relative to the S&P/Citigroup Custom Metals and Mining Index. For the six months ended July 31, 2007, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before an increase of $62,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2007, the fund had contributed capital of $356,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2007, the fund realized net foreign currency losses of $308,000, which permanently decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation through January 31, 2007, on passive foreign investment company holdings at July 31, 2007, was $29,932,000, which has been distributed and is reflected in the balance of undistributed net investment income.

During 2001, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark to market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $46,006,000 becoming realized, for tax purposes. The mark-to-market created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. Through July 31, 2007, the fund realized gains on the sale of these securities of $18,280,000 for financial statement purposes, which were included in prior year mark-to-market gains for tax purposes. The remaining difference of $27,726,000 is reflected in the balance of accumulated net realized gains; the corresponding difference between the securities’ cost for financial statement and tax purposes is reflected in unrealized appreciation.

16

At July 31, 2007, the cost of investment securities for tax purposes was $2,535,374,000. Net unrealized appreciation of investment securities for tax purposes was $1,544,220,000, consisting of unrealized gains of $1,563,821,000 on securities that had risen in value since their purchase and $19,601,000 in unrealized losses on securities that had fallen in value since their purchase or since being marked to market for tax purposes.

E. During the six months ended July 31, 2007, the fund purchased $287,394,000 of investment securities and sold $438,425,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at July 31, 2007, was $193,873,000, for which the fund received cash collateral of $200,244,000.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2007	January 31, 2007
	Shares	Shares
	(000)	(000)
Issued	7,014	20,497
Issued in Lieu of Cash Distributions	2,689	11,406
Redeemed	(8,975)	(33,402)
Net Increase (Decrease) in Shares Outstanding	728	(1,499)

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31, 2007		Proceeds from		July 31, 2007
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Aber Diamond Corp.	217,068	21,136	—	2,565	231,076
Centennial Coal Co. Ltd.	34,777	—	—	438	44,933
Centerra Gold Inc.	143,974	—	—	—	84,657
Claude Resources, Inc.	n/a1	1,093	—	—	5,329
Iluka Resources Ltd.	83,373	—	—	1,697	86,280
Minerals Technologies Inc	69,142	5,005	—	128	82,584
	548,334			4,828	534,859

1 At January 31, 2007, the issuer was not an affiliated company of the fund.

17

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended July 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	1/31/2007	7/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,159.80	$1.71
Based on Hypothetical 5% Return	1,000.00	1,023.21	1.61

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.32%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month peiod, then divided by the number of days in the most recent 12-month period.

19

Note that the expenses shown in the table on page 19 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include any account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

20

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Precious Metals and Mining Fund has renewed the fund’s investment advisory agreement with M&G Investment Management Limited. The board determined that the retention of M&G was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of M&G’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term and took into account the organizational depth and stability of the advisor. The board noted that M&G, founded in 1931, specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. The firm has advised the fund since the fund’s inception in 1984. The advisor continues to employ a sound process, selecting companies that are broadly representative of the metals and mining industries and emphasizing large, stable, and diversified companies. The advisor’s internal research team—comprising the portfolio manager, Graham E. French, and a team of six global equity analysts—conducts intensive fundamental analysis of companies in the industry; their research includes regular company visits.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark. The board noted that the fund is more broadly diversified than its competitors—with the ability to invest up to half of the fund’s assets in non-precious metals and mining stocks—but continues to remain competitive versus gold-oriented peer funds. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of M&G in determining whether to approve the advisory fee, because M&G is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

21

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

22

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
147 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
147 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for People
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q532 092007

Vanguard® Health Care Fund

> Semiannual Report

July 31, 2007

>  For the six months ended July 31, 2007, Vanguard Health Care Fund posted a return of –0.3%.

>  The six-month period was a tough one for the health care sector, and particularly for the sector’s mainstay, pharmaceutical stocks.

>  Although its return was negative, the fund did better than its benchmark index in this difficult environment, and it also topped the average return of competing funds.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	8
Performance Summary	9
Financial Statements	10
About Your Fund’s Expenses	21
Trustees Approve Advisory Agreement	23
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Health Care Fund
Investor Shares	VGHCX	–0.3%
Admiral™ Shares[1]	VGHAX	–0.3
S&P Health Sector Index		–1.6
Average Health/Biotechnology Fund[2]		–0.8
Dow Jones Wilshire 5000 Index		1.9

Your Fund’s Performance at a Glance
January 31, 2007–July 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$149.69	$146.99	$0.140	$2.128
Admiral Shares	63.19	62.06	0.066	0.899

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the six months ended July 31, 2007, the health care sector was one of the stock market’s weaker areas. Although Vanguard Health Care Fund is broadly diversified across health care industries, the fund’s large exposure to pharmaceutical stocks weighed it down, leading to a half-year return of only –0.3%. For the fiscal period, the fund trailed the broad U.S. stock market, but its performance was better than that of its average peer and its benchmark index.

For the U.S. stock market, a nervous finish to the half-year

Overall, U.S. stocks produced modest returns for the six months, as a downturn at the end of the period erased most of the gains recorded earlier. The market stumbled as trouble with low-quality mortgage loans and related securities amplified investors’ risk-aversion.

The broad U.S. stock market returned 1.9% for the fiscal half-year. Large-capitalization stocks bested small-caps, and growth-oriented stocks outperformed their value-oriented counterparts.

International stock markets sidestepped most of the U.S. turmoil, generating excellent six-month returns.

For bonds, a return to a more typical yield curve

As investors sought a safe haven from some of the financial markets’ riskier precincts, including bonds backed by mortgage loans made to borrowers with poor credit ratings, U.S. Treasury bond prices rose slightly and yields fell. The declines in yield were most pronounced among Treasury securities with maturities of less than 5 years.

These interest rate dynamics helped restore the yield curve—which illustrates the relationship between short- and long-term bond yields—to its typical, upward-sloping pattern. At the start of the period, the curve had been mildly inverted. The broad taxable bond market returned 1.9% for the half-year. Tax-exempt municipal securities returned a bit less.

In the health care sector, it was a tough six months

The stocks of many health care firms stumbled during the half-year. Vanguard Health Care Fund closed the period with a return of –0.3%, below the 1.9% return of the broad stock market. As I mentioned above, it’s worth noting that the fund outperformed its peers and its benchmark index. Even in such a tough environment, it is clear that Wellington Management Company, LLP, your fund’s advisor, continued to enhance the fund’s performance through its stock-picking talents.

The fund’s strategy of diversifying across health care subsectors provided little relief during the period, as most of these groups performed poorly. In addition, the fund experienced distinct weaknesses within the important pharmaceuticals and biotechnology industries, which put a sharp drag on performance.

Market Barometer
			Total Returns
	Periods Ended July 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	1.9%	16.5%	12.3%
Russell 2000 Index (Small-caps)	–2.5	12.1	16.0
Dow Jones Wilshire 5000 Index (Entire market)	1.9	16.8	13.1
MSCI All Country World Index ex USA (International)	11.8	28.5	22.3

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	1.9%	5.6%	4.4%
Lehman Municipal Bond Index	1.2	4.3	4.5
Citigroup 3-Month Treasury Bill Index	2.5	5.1	2.7

CPI
Consumer Price Index	2.9%	2.4%	3.0%

1 Annualized.

During the six months, a number of the fund’s top-ten holdings were also its weakest performers. Pharmaceutical firms Forest Laboratories, Roche Holdings AG, and AstraZeneca all produced negative returns. During the period, many of the pharmaceutical industry’s major players, including the three just named, wrestled with regulatory challenges, patent expirations, and disappointments in the research and development of new prescription medications.

Within the portfolio, notable bright spots during the period included Humana and Gilead Sciences, both of which produced double-digit gains. In addition, chemical producers Bayer AG and Akzo Nobel made significant contributions.

Vanguard Health Care Fund was closed to new investors on March 23, 2005, after experiencing a significant run-up in assets. The fund remains closed, although existing shareholders may continue to invest in it.

Diversification and balance are keys to a long-term approach

As seasoned investors realize, there’s no way to know what will happen in the stock market tomorrow, much less next month or next year. What’s the best strategy to follow when the markets remain so unpredictable?

As we often counsel, the best way to put together a long-term investment program is to select a diversified mix of stock, bond, and money market mutual

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
			Health/
	Investor	Admiral	Biotechnology
	Shares	Shares	Fund
Health Care Fund	0.26%	0.19%	1.79%

1  Fund expense ratios reflect the six months ended July 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

funds that fits your goals, time horizon, and tolerance for risk. A balanced portfolio is not likely to deliver the best (or the worst) short-term returns, but it can help you to reap the rewards of the markets’ best-performing assets while muting the impact of the worst-performing ones.

As part of such a balanced portfolio, Vanguard Health Care Fund can play an important role in helping you to move toward your long-term financial goals.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

August 10, 2007

Advisor’s Report

Vanguard Health Care Fund returned –0.3% for the six months ended July 31, 2007. This compared to returns of 2.1% for the S&P 500 Index, –1.6% for the S&P Health Sector Index, and –0.8% on average for competing health/biotechnology funds.

The investment environment

Health care stocks lagged the overall stock market during the period. Within the portfolio, health services stocks fared well, helping to buoy performance for the period. Stocks in the pharmaceuticals, biotechnology, and medical products subsectors had mixed results; however, select holdings in each of these groups helped the fund to perform better than the sector index and the competitive fund group.

Our successes

Large-cap pharmaceutical holdings Schering-Plough, Bayer AG, and Merck provided a boost to returns during the period, as favorable pricing trends led to strong results that exceeded investor expectations. Our health services holdings CIGNA and Humana also contributed to overall results.

Our shortfalls

Forest Laboratories and Amgen shares were down during the period. Amgen declined because of the regulatory cloud over the usage of erythropoietin for the treatment of cancer-related anemia; the company markets a form of this hormone. Shares of Japanese pharmaceuticals Eisai and Chugai Pharmaceutical fell as a result of the Japanese market’s weakness. We expect these trends to reverse with the emergence of positive news about product pipelines.

The fund’s positioning

We are somewhat cautious regarding the health care market, believing that the U.S. Food and Drug Administration has tilted its focus toward safety rather than innovation, reducing new-product flow and the value of the sector. We have focused on companies that we think are best prepared to overcome this fundamental risk.

We continue to invest in Japanese pharmaceuticals, primarily on the basis of the companies’ attractive pipelines. As the Japanese medical and pricing systems evolve, new drugs will receive premium prices, which should also benefit these innovative companies. We will continue to position the fund with a long-term focus, maintaining appropriate diversification and attention to valuation.

Edward P. Owens

Senior Vice President and Portfolio Manager

Wellington Management Company, LLP

August 15, 2007

Significant Portfolio Changes
Six months ended July 31, 2007

Additions	Comments
Walgreen	Replaced CVS Caremark in the portfolio.
Forest Laboratories	Added on weakness and a strong outlook.
OSI Pharmaceuticals	Added on weakness and a strong outlook.

Reductions	Comments
CVS Caremark	Eliminated after a strong run.
Gilead Sciences	Reduced as the price rose.
MedImmune	Acquired by AstraZeneca.

Fund Profile

As of July 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	80	53	4,902
Median Market Cap	$42.5B	$61.3B	$32.9B
Price/Earnings Ratio	22.4x	21.0x	17.4x
Price/Book Ratio	3.6x	3.7x	2.7x
Yield		1.7%	1.8%
Investor Shares	1.2%
Admiral Shares	1.3%
Return on Equity	17.9%	22.5%	18.4%
Earnings Growth Rate	9.2%	11.8%	21.0%
Foreign Holdings	27.5%	0.0%	0.0%
Turnover Rate	10%[3]	—	—
Expense Ratio		—	—
Investor Shares	0.26%[3]
Admiral Shares	0.19%[3]
Short-Term Reserves	9%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.86	0.35
Beta	0.75	0.57

Sector Diversification[5] (% of portfolio)

Biotechnology	8%
Consumer Staples	2
Health Care Distributors	6
Health Care Equipment	9
Health Care Facilities	1
Health Care Services	2
Health Care Technology	2
Managed Health Care	7
Materials	3
Pharmaceuticals	51
Short-Term Reserves	9%

Ten Largest Holdings[6] (% of total net assets)

Schering-Plough Corp.	6.1%
Eli Lilly & Co.	4.8
Roche Holdings AG	4.1
Forest Laboratories, Inc.	4.1
Sanofi-Aventis	3.6
AstraZeneca Group PLC	3.6
McKesson Corp.	3.1
Abbott Laboratories	2.7
Novartis AG (Registered)	2.7
Cardinal Health, Inc.	2.7
Top Ten	37.5%

Market Diversification (% of portfolio)

United States	64%
Japan	9
Switzerland	7
United Kingdom	4
France	4
Germany	1
Netherlands	1
Belgium	1
Short-Term Reserves	9%

Investment Focus

1  S&P Health Sector Index.

2  Dow Jones Wilshire 5000 Index.

3  Annualized.

4  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 25.

5  Sector percentages combine U.S. and international holdings.

6  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1997–July 31, 2007

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[2]	5/23/1984	14.39%	12.18%	14.69%
Admiral Shares[2]	11/12/2001	14.48	12.28	10.07[3]

1  Six months ended July 31, 2007.

2  Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables on pages 15 and 16 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (91.3%)
United States (63.8%)
Biotechnology (8.5%)
*	Amgen, Inc.	9,989,355	536,828
*	Genzyme Corp.	6,919,340	436,403
*	Genentech, Inc.	5,250,000	390,495
*	Gilead Sciences, Inc.	6,799,696	253,153
*	Cephalon, Inc.	1,902,000	142,916
*	Vertex
	Pharmaceuticals, Inc.	4,209,400	135,964
*[1]	OSI Pharmaceuticals, Inc.	3,680,000	118,643
*	Millennium
	Pharmaceuticals, Inc.	11,341,300	114,434
*	Biogen Idec Inc.	1,900,000	107,426
*	Amylin
	Pharmaceuticals, Inc.	400,000	18,604
*	Human Genome
	Sciences, Inc.	1,038,500	8,059
			2,262,925
Chemicals (0.8%)
	Sigma-Aldrich Corp.	4,700,000	213,004

Food & Staples Retailing (1.4%)
	Walgreen Co.	8,550,000	377,739

Health Care Equipment & Supplies (8.5%)
	Medtronic, Inc.	12,614,900	639,197
	Becton, Dickinson & Co.	6,900,000	526,884
*	St. Jude Medical, Inc.	9,300,900	401,241
	Baxter International, Inc.	5,300,000	278,780
	Beckman Coulter, Inc.	2,776,600	196,639
	DENTSPLY
	International Inc.	2,885,400	105,288
*	Hospira, Inc.	2,045,070	79,083
	STERIS Corp.	850,000	23,248
			2,250,360
Health Care Providers & Services (15.6%)
	McKesson Corp.	14,400,000	831,744

	Cardinal Health, Inc.	10,736,708	705,724
*	Humana Inc.	7,733,000	495,608
	Quest Diagnostics, Inc.	5,335,400	295,955
	CIGNA Corp.	5,500,000	284,020
	UnitedHealth Group Inc.	5,700,000	276,051
*	WellPoint Inc.	3,502,400	263,100
*	Coventry Health Care Inc.	4,450,000	248,355
*	Laboratory Corp. of
	America Holdings	2,767,360	204,369
*	Health Net Inc.	3,000,000	148,620
	Universal Health Services
	Class B	2,460,400	129,023
[1]	Health Management
	Associates Class A	14,386,900	115,958
[1]	Owens & Minor, Inc.
	Holding Co.	2,200,000	84,590
*	Medco Health
	Solutions, Inc.	500,000	40,635
	Aetna Inc.	600,000	28,842
			4,152,594
Heath Care Technology (1.7%)
	IMS Health, Inc.	8,347,400	234,812
*^[1]Cerner Corp.		4,200,000	222,054
			456,866
Household Products (0.5%)
	Colgate-Palmolive Co.	1,400,000	92,400
	Kimberly-Clark Corp.	576,300	38,768
			131,168
Insurance (0.1%)
	Unum Group	1,056,300	25,668

Life Science Tools & Services (0.2%)
*[1]	PAREXEL
	International Corp.	1,570,200	63,483

Machinery (0.4%)
	Pall Corp.	2,404,600	99,839

Pharmaceuticals (26.1%)
	Schering-Plough Corp.	57,070,000	1,628,778
	Eli Lilly & Co.	23,629,900	1,278,141
*[1]	Forest Laboratories, Inc.	26,901,500	1,081,440
	Abbott Laboratories	14,100,000	714,729
	Bristol-Myers Squibb Co.	15,100,000	428,991
	Merck & Co., Inc.	8,291,200	411,658
	Wyeth	8,250,000	400,290
	Pfizer Inc.	14,911,570	350,571
	Allergan, Inc.	4,200,000	244,146
	Johnson & Johnson	3,300,000	199,650
[1]	Perrigo Co.	5,322,320	99,261
*	Watson
	Pharmaceuticals, Inc.	2,200,000	66,924
*	Barr Pharmaceuticals Inc.	900,000	46,098

6,950,677
Total United States	16,984,323
International (27.5%)

Belgium (0.7%)
UCB SA	3,223,593	181,081

Canada (0.1%)
* Axcan Pharma Inc.	1,146,900	20,964

Denmark (0.3%)
Novo Nordisk A/S B Shares	700,000	73,444

France (3.8%)
^Sanofi-Aventis	11,439,415	958,196
Ipsen Promesses	1,300,000	68,954
		1,027,150
Germany (1.6%)
^Bayer AG	5,594,656	396,029
Fresenius Medical Care AG	661,950	31,195
		427,224
Ireland (0.1%)
* Elan Corp. PLC ADR	1,820,000	34,089

Japan (9.5%)
Takeda
Pharmaceutical Co. Ltd.	10,400,000	677,470
Astellas Pharma Inc.	14,565,700	598,404
Eisai Co., Ltd.	9,653,700	407,262
Daiichi Sankyo Co., Ltd.	13,538,300	374,076
Shionogi & Co., Ltd.	9,876,000	157,612
Chugai
Pharmaceutical Co., Ltd.	8,834,500	152,426
Tanabe Seiyaku Co., Ltd.	6,850,000	80,232
Ono
Pharmaceutical Co., Ltd.	1,113,000	58,140
Olympus Corp.	700,000	28,693
Terumo Corp.	300,000	12,752
		2,547,067
Netherlands (0.7%)
Akzo Nobel NV	2,300,000	189,423

Switzerland (6.8%)
Roche Holdings AG	6,123,977	1,084,595
Novartis AG (Registered)	13,219,880	713,077
		1,797,672
United Kingdom (3.9%)
AstraZeneca Group PLC	14,781,500	763,952
AstraZeneca Group
PLC ADR	3,496,672	181,233
GlaxoSmithKline PLC ADR	1,642,381	83,893
		1,029,078
Total International		7,327,192

Total Common Stocks
(Cost $15,129,386)		24,311,515
Temporary Cash Investments (9.4%)
Money Market Fund (0.6%)
[2] Vanguard Market
Liquidity Fund,
5.302%—Note G	159,119,349	159,119

	Face
	Amount
	($000)
Commercial Paper (1.6%)
General Electric Capital Corp.
5.286%, 8/27/07	210,000	209,205
General Electric Capital Corp.
5.289%, 8/28/07	210,000	209,170
		418,375
Repurchase Agreements (7.2%)
Banc of America
5.290%, 8/1/07 (Dated
7/31/07, Repurchase Value
$301,344,000 collateralized
by Federal Home Loan
Mortgage Corp.,
5.000%, 7/1/35 and Federal
National Mortgage Assn.,
5.000%, 7/1/35)	301,300	301,300
Credit Suisse First Boston LLC
5.320%, 8/1/07 (Dated
7/31/07, Repurchase Value
$557,582,000 collateralized
by Federal National
Mortgage Assn.,
4.500%–7.750%,
3/1/08–7/1/37)	557,500	557,500
Deutsche Bank
5.310%, 8/1/07 (Dated
7/31/07, Repurchase Value
$630,493,000 collateralized
by Federal National
Mortgage Assn.,
4.500%–6.500%,
1/1/19–5/1/37)	630,400	630,400

	Face	Market
	Amount	Value•
	($000)	($000)
SBC Warburg Dillon Read
5.310%, 8/1/07 (Dated
7/31/07, Repurchase Value
$427,763,000 collateralized
by Federal Home Loan
Mortgage Corp., 6.000%,
7/1/34 and Federal National
Mortgage Assn.,
5.000%–6.000%,
2/1/19–5/1/37)	427,700	427,700
		1,916,900
Total Temporary Cash Investments
(Cost $2,494,402)		2,494,394
Total Investments (100.7%)
(Cost $17,623,788)		26,805,909
Other Assets and Liabilities—
Net (–0.7%)		(207,470)
Net Assets (100%)		26,598,439

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		26,805,909
Receivables for Investment
Securities Sold		144,315
Other Assets—Note C		77,982
Total Assets		27,028,206
Liabilities
Security Lending Collateral
Payable to Brokers—Note G		159,119
Payables for Investment
Securities Purchased		165,083
Other Liabilities		105,565
Total Liabilities		429,767
Net Assets		26,598,439

At July 31, 2007, net assets consisted of:[3]
Amount
($000)
Paid-in Capital	15,946,772
Undistributed Net Investment Income	317,084
Accumulated Net Realized Gains	1,152,253
Unrealized Appreciation
Investment Securities	9,182,121
Foreign Currencies	209
Net Assets	26,598,439

Investor Shares—Net Assets
Applicable to 105,108,428 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,449,641
Net Asset Value Per Share—
Investor Shares	$146.99

Admiral Shares—Net Assets
Applicable to 179,643,822 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,148,798
Net Asset Value Per Share—
Admiral Shares	$62.06

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1  Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

Statement of Operations

Six Months Ended
July 31, 2007
($000)
Investment Income
Income
Dividends[1,2]	318,204
Interest	67,234
Security Lending	4,305
Total Income	389,743
Expenses
Investment Advisory Fees—Note B	10,887
The Vanguard Group—Note C
Management and Administrative
Investor Shares	13,216
Admiral Shares	4,927
Marketing and Distribution
Investor Shares	1,202
Admiral Shares	735
Custodian Fees	974
Shareholders’ Reports
Investor Shares	129
Admiral Shares	18
Trustees’ Fees and Expenses	17
Total Expenses	32,105
Expenses Paid Indirectly—Note D	(141)
Net Expenses	31,964
Net Investment Income	357,779
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,152,292
Foreign Currencies	(1,139)
Realized Net Gain (Loss)	1,151,153
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,562,339)
Foreign Currencies	198
Change in Unrealized Appreciation (Depreciation)	(1,562,141)
Net Increase (Decrease) in Net Assets Resulting from Operations	(53,209)

1  Dividends are net of foreign withholding taxes of $12,214,000.

2  Dividend income and realized net gain (loss) from affiliated companies of the fund were $126,836,000 and $39,997,000, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2007	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	357,779	359,863
Realized Net Gain (Loss)	1,151,153	1,022,866
Change in Unrealized Appreciation (Depreciation)	(1,562,141)	1,359,517
Net Increase (Decrease) in Net Assets Resulting from Operations	(53,209)	2,742,246
Distributions
Net Investment Income
Investor Shares	(15,236)	(231,097)
Admiral Shares	(11,502)	(155,419)
Realized Capital Gain[1]
Investor Shares	(231,561)	(747,621)
Admiral Shares	(156,652)	(459,182)
Total Distributions	(414,951)	(1,593,319)
Capital Share Transactions—Note H
Investor Shares	(960,614)	(1,240,502)
Admiral Shares	546,353	1,251,373
Net Increase (Decrease) from Capital Share Transactions	(414,261)	10,871
Total Increase (Decrease)	(882,421)	1,159,798
Net Assets
Beginning of Period	27,480,860	26,321,062
End of Period[2]	26,598,439	27,480,860

1  Includes fiscal 2008 and 2007 short-term gain distributions totaling $20,980,000 and $27,064,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed (overdistributed) net investment income of $317,084,000 and ($12,818,000).

Financial Highlights

Investor Shares

	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2007	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$149.69	$143.39	$123.84	$124.29	$94.35	$115.01
Investment Operations
Net Investment Income	1.949[1]	1.953	1.753	1.272	.960	.947
Net Realized and Unrealized Gain (Loss)
on Investments	(2.381)	13.107	24.424	3.385	30.078	(14.124)
Total from Investment Operations	(.432)	15.060	26.177	4.657	31.038	(13.177)
Distributions
Dividends from Net Investment Income	(.140)	(2.100)	(1.542)	(1.112)	(.995)	(.955)
Distributions from Realized Capital Gains	(2.128)	(6.660)	(5.085)	(3.995)	(.103)	(6.528)
Total Distributions	(2.268)	(8.760)	(6.627)	(5.107)	(1.098)	(7.483)
Net Asset Value, End of Period	$146.99	$149.69	$143.39	$123.84	$124.29	$94.35

Total Return[2]	–0.30%	10.85%	21.49%	3.76%	32.99%	–11.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,450	$16,662	$17,198	$19,087	$18,340	$13,506
Ratio of Total Expenses to
Average Net Assets	0.26%*	0.25%	0.25%	0.22%	0.28%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.12%1,*	1.33%	1.29%	1.02%	0.91%	0.86%
Portfolio Turnover Rate	10%*	8%	14%	13%	13%	25%

1  Net investment income per share and the ratio of net investment income to average net assets include $0.68 and 0.44%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.

2  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 19, 1999, and held for less than five years. Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

*  Annualized.

Admiral Shares

	Six Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2007	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$63.19	$60.52	$52.25	$52.44	$39.80	$48.52
Investment Operations
Net Investment Income	.849[1]	.877	.779	.576	.447	.436
Net Realized and Unrealized Gain (Loss)
on Investments	(1.014)	5.542	10.328	1.431	12.696	(5.963)
Total from Investment Operations	(.165)	6.419	11.107	2.007	13.143	(5.527)
Distributions
Dividends from Net Investment Income	(.066)	(.938)	(.690)	(.511)	(.460)	(.438)
Distributions from Realized Capital Gains	(.899)	(2.811)	(2.147)	(1.686)	(.043)	(2.755)
Total Distributions	(.965)	(3.749)	(2.837)	(2.197)	(.503)	(3.193)
Net Asset Value, End of Period	$62.06	$63.19	$60.52	$52.25	$52.44	$39.80

Total Return[2]	–0.27%	10.96%	21.62%	3.84%	33.12%	–11.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,149	$10,819	$9,123	$2,819	$2,492	$1,620
Ratio of Total Expenses to
Average Net Assets	0.19%*	0.17%	0.14%	0.15%	0.19%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.19%1,*	1.41%	1.40%	1.10%	0.98%	0.93%
Portfolio Turnover Rate	10%*	8%	14%	13%	13%	25%

1  Net investment income per share and the ratio of net investment income to average net assets include $0.286 and 0.44%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.

2  Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2007, the investment advisory fee represented an effective annual rate of 0.08% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2007, the fund had contributed capital of $2,410,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.41% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $67,000 and custodian fees by $74,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2007, the fund realized net foreign currency losses of $1,139,000, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2007, the cost of investment securities for tax purposes was $17,623,788,000. Net unrealized appreciation of investment securities for tax purposes was $9,182,121,000, consisting of unrealized gains of $9,423,696,000 on securities that had risen in value since their purchase and $241,575,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2007, the fund purchased $1,242,176,000 of investment securities and sold $1,958,356,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at July 31, 2007, was $153,448,000, for which the fund received cash collateral of $159,119,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2007		January 31, 2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	351,569	2,310	753,042	5,236
Issued in Lieu of Cash Distributions	236,784	1,602	937,568	6,521
Redeemed[1]	(1,548,967)	(10,113)	(2,931,112)	(20,390)
Net Increase (Decrease)—Investor Shares	(960,614)	(6,201)	(1,240,502)	(8,633)
Admiral Shares
Issued	911,181	14,020	1,638,889	26,900
Issued in Lieu of Cash Distributions	153,267	2,457	560,409	9,227
Redeemed[1]	(518,095)	(8,054)	(947,925)	(15,636)
Net Increase (Decrease)—Admiral Shares	546,353	8,423	1,251,373	20,491

1  Net of redemption fees of $180,000 and $745,000 (fund totals).

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31, 2007		Proceeds from		July 31, 2007
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Cerner Corp.	188,706	—	—	—	222,054
Forest Laboratories, Inc.	1,122,284	312,444	16,365	—	1,081,440
Health Management Associates
Class A	240,925	16,253	—	123,869	115,958
Humana, Inc.	468,032	—	43,772	—	n/a1
McKesson Corp.	825,100	—	22,491	1,740	n/a1
OSI Pharmaceuticals, Inc.	n/a2	127,228	—	—	118,643
Owens & Minor, Inc. Holding Co.	73,590	—	—	748	84,590
PAREXEL International Corp.	51,424	—	—	—	63,483
Perrigo Co.	91,970	—	—	479	99,261
	3,062,031			126,836	1,785,430

J. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

1  At July 31, 2007, the security was still held but the issuer was no longer an affiliated company of the fund.

2  At January 31, 2007, the issuer was not an affiliated company of the fund.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended July 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	1/31/2007	7/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$997.03	$1.29
Admiral Shares	1,000.00	997.31	0.94
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.51	$1.30
Admiral Shares	1,000.00	1,023.85	0.95

1  These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares and 0.19% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 21 are meant to highlight and help you compare ongoing costs only and do not reflect transacton costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include any account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Health Care Fund approved an amended investment advisory agreement with Wellington Management Company, LLP, effective May 1, 2007. The amended agreement contains a new advisory fee schedule that increases the advisory fee paid to Wellington Management. The board determined that retaining Wellington Management and amending the fee schedule were in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of Wellington Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the advisory firm. The board noted that Wellington Management, with over 75 years of investment management experience, subadvises a broad range of mandates—including both equity and fixed income strategies—for institutional clients worldwide. Edward P. Owens has managed the Health Care Fund since its inception in 1984. He is aided by a team of five experienced health care analysts. The advisor’s health care team utilizes intensive fundamental analysis to identify companies with high-quality balance sheets, strong management, and the potential for new products that may lead to above-average growth in revenue and earnings. The advisor invests in stocks broadly representing the health care industry, seeking to maintain exposure across five primary subsectors: health services, medical products, specialty pharmaceuticals, major pharmaceuticals, and international markets.

The board concluded that the existing advisory fee schedule should be adjusted to reflect the fair market value of Wellington Management’s services and the firm’s need to maintain an expanded portfolio management team to manage a large fund in this market segment. The new fee arrangement will enable Wellington Management to enhance the organizational depth and stability of the fund’s portfolio management team by retaining top investment talent and by hiring new investment professionals on an as-needed basis. A full discussion of the board’s decision to amend Wellington Management’s advisory agreement, including the terms of the agreement, appeared in the fund’s annual report for the year ended January 31, 2007.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the fund, under Wellington Management, has consistently outperformed both the Standard & Poor’s Health Sector Index and the fund’s peer group since the fund’s inception. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the implementation of the amended agreement, the fund’s advisory fee remains below the average fee for its peer group. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
147 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
147 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the
ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
With Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q522 092007

Vanguard® REIT Index

> Semiannual Report

July 31, 2007

>	Vanguard REIT Index Fund’s Investor Shares returned –20.4% for the six months ended July 31, 2007.

>	The fund closely tracked the equally poor performance of its target benchmark.
Both fell shy of the average return of the fund’s peer group.

>	All real estate investment trust (REIT) segments posted decidedly negative returns. Residential and specialty REITs (primarily hospitals and hotels)
detracted the most from returns. Industrial REITs, the smallest component of the index, posted the best relative results.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	9
About Your Fund’s Expenses	22
Trustees Approve Advisory Arrangement	24
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard REIT Index Fund
Investor Shares	VGSIX	–20.4%
Admiral™ Shares[1]	VGSLX	–20.3
Signal™ Shares[2]	VGRSX	–15.2[3]
Institutional Shares[4]	VGSNX	–20.3
ETF Shares[5]	VNQ
Market Price		–20.5
Net Asset Value		–20.3
Target REIT Composite[6]		–20.4
MSCI® US REIT Index		–20.8
Average Real Estate Fund[7]		–17.2
Dow Jones Wilshire 5000 Index		1.9

Your Fund’s Performance at a Glance
January 31, 2007–July 31, 2007

	Starting	Ending	Distributions Per Share
	Share	Share	Income	Capital	Return of
	Price	Price	Dividends	Gains	Capital
Vanguard REIT Index Fund
Investor Shares	$27.76	$21.71	$0.440	$0.000	$0.000
Admiral Shares	118.46	92.66	1.922	0.000	0.000
Signal Shares	29.53[8]	24.73	0.336	0.000	0.000
Institutional Shares	18.33	14.34	0.299	0.000	0.000
ETF Shares	83.55	65.33	1.359	0.000	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Signal Shares also carry lower costs and are available to institutional shareholders who meet certain administrative, service, and account-size criteria.

3 Return since the share-class inception on June 5, 2007.

4 This class of shares also carries low expenses and is available for a minimum investment of $5 million.

5 Vanguard ETFTM Shares are traded on the American Stock Exchange and are available only through brokers. The table shows the ETF returns based on both the AMEX market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2.

6 The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

7 Derived from data provided by Lipper Inc.

8 Price at the share-class inception on June 5, 2007.

1

Chairman’s Letter

Dear Shareholder,

The fiscal half-year ended July 31, 2007, brought a sharp downturn in the commercial real estate market, where numerous REITs had registered outstanding gains over the past several years. The reversal, which was inevitable at some point, was due to a combination of rising interest rates and investors’ anticipation of an overall slowdown in the demand for real estate.

Against this challenging backdrop, the Investor Shares of Vanguard REIT Index Fund posted a return of –20.4% for the six months. The fund was outpaced by the average return for its peers but, as expected, was in line with the result of its benchmark, the Target REIT Composite.

As of July 31, the fund’s Investor Shares yielded 4.4%, and the Admiral, Signal, Institutional, and ETF Shares yielded 4.5%. Please note that these yield figures are not comparable to dividends paid by other stock funds, because REITs must distribute at least 90% of their taxable income, minus expenses, to shareholders. The figures also include some payments that represent capital gains and returns of capital by the underlying REITs; each REIT determines these amounts at the end of its fiscal year.

For the U.S. stock market, a nervous finish to the half-year

U.S. stocks produced modest returns for the past six months, as a downturn at the end of the period erased most of the gains

2

recorded earlier. The market stumbled as trouble with low-quality mortgage loans and related securities amplified investors’ risk-aversion.

The broad U.S. stock market returned 1.9% for the fiscal half-year. Large-capitalization stocks bested small-caps, and growth-oriented stocks outperformed their value-oriented counterparts. International stock markets sidestepped most of the U.S. turmoil, generating excellent six-month returns.

For bonds, a return to a more typical yield curve

As investors sought a safe haven from some of the financial markets’ riskier precincts, including bonds backed by mortgage loans made to borrowers with poor credit ratings, U.S. Treasury bond prices rose slightly and yields fell. The declines in yield were most pronounced among Treasury securities with maturities of less than 5 years.

These interest rate dynamics helped restore the yield curve—which illustrates the relationship between short- and long-term bond yields—to its typical, upward-sloping pattern. At the start of the period, the curve had been mildly inverted. The broad taxable bond market returned 1.9% for the half-year. Tax-exempt municipal securities returned a bit less.

Market Barometer
		Total Returns
	Periods Ended July 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	1.9%	16.5%	12.3%
Russell 2000 Index (Small-caps)	–2.5	12.1	16.0
Dow Jones Wilshire 5000 Index (Entire market)	1.9	16.8	13.1
MSCI All Country World Index ex USA (International)	11.8	28.5	22.3

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	1.9%	5.6%	4.4%
Lehman Municipal Bond Index	1.2	4.3	4.5
Citigroup 3-Month Treasury Bill Index	2.5	5.1	2.7

CPI
Consumer Price Index	2.9%	2.4%	3.0%

1 Annualized.

3

Negative returns closed the door on REITs’ lengthy ascent

The same credit-related turmoil that troubled the broad stock market also affected the performance of many REITs, particularly in the final weeks of the half-year. Among investors, a leading concern was that the rash of mergers and acquisitions—which had united a number of REITs over the past few years and fueled expectations that more deals might follow—would end as financing to complete deals became harder to obtain. Further intensifying concerns were hints that the residential subprime mortgage crisis would negatively impact residential REITs and might have a spillover effect on the commercial real estate market.

The –20.4% return of the REIT Index Fund’s Investor Shares erased some of the impressive gains achieved over the previous several years. Although the fund’s return was in line with that of its target benchmark, it trailed the average result of its peers by roughly 3 percentage points. The fund’s performance lagged most in the final two months (–16.3%) as growing investor unease caused volatile day-to-day movements in equity markets.

The weakness in the REIT industry was consistent throughout the categories the index encompasses—retail, office, residential, specialized, industrial, and diversified. Stocks of retail REITs, the largest index constituent (more than one-quarter of assets) posted weak results amid fears that consumer spending—an important driver of their success—would diminish in an unsettled economic environment. Top-ten holdings Simon Property Group and General Growth Properties each lost more than –20% for the period, and all of the fund’s other retail REITs also recorded negative returns.

Among office REITs, the story was similar. Top-ten holding Boston Properties declined nearly –25%, while all of the fund’s other office REITs turned in negative results. Although office vacancy rates in and around major U.S. cities have been falling and rents rising thanks to high demand, concerns about higher financing costs and reduced prospects for acquisitions within the business combined to put a dent in many stocks’ prices.

All of the index’s residential REIT stocks also fell during the period. These REITs, which primarily develop and manage multi-unit apartment buildings and condominiums, languished because of the softness in the residential real estate market. Around the country, the pace of luxury apartment and condominium development in major cities has fallen because of the weakening housing outlook. Top-ten holdings Equity Residential and AvalonBay Communities saw especially deep drops in their stock prices.

Specialized REITs, which develop and manage hospitals, storage facilities, and hotels, also posted disappointing returns as a group. Top-ten holdings Host Hotels & Resorts and Public Storage were weak performers, and most of the fund’s stocks in the category posted negative

4

returns. Industrial REITs, the smallest segment of the index, posted the best relative returns, but were still in the red. Diversified REITs, which cross multiple lines, were also in the red as a group.

Despite its disappointing result in the recent period, the fund’s long-term strengths remain intact: the talents of Vanguard’s Quantitative Equity Group, which has more than 20 years’ experience developing and implementing sophisticated indexing techniques, and the fund’s extremely low costs, an important ongoing contributor to its ability to capture the majority of the target index’s return.

Resist the urge to change, even during weak markets

This period of weak performance for the fund may lead some investors to question the value of REITs in their portfolio. That is a typical reaction when an investment that had been performing well for a long time suddenly changes course. However, a six-month period is a mere tick of the clock for long-term investors, for whom the REIT Index Fund is best-suited.

As a portfolio diversifier, REITs give you access to an asset class that tends to move somewhat independently of the broad market. Although REITs’ red-hot performance in recent years may have led some investors to be less cognizant of their potential risks, this period’s weak

Annualized Expense Ratios[1]
Your fund compared with its peer group
						Average
	Investor	Admiral	Signal	Institutional	ETF	Real Estate
	Shares	Shares	Shares	Shares	Shares	Fund
REIT Index Fund	0.20%	0.11%	0.11%[2]	0.09%	0.11%	1.55%

1 Fund expense ratio reflects the six months ended July 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

2 Annualized since the share-class inception on June 5, 2007.

5

results provide a valuable reminder that successful long-term investing requires patience through tough times.

With concerns continuing to unfold in the residential real estate market, additional spillover into the commercial real estate market is clearly a possibility, which might make for a bumpy ride in subsequent periods. However, if you maintain a balanced and broadly diversified portfolio of stock, bond, and money market funds, you will be better positioned to weather a variety of market types, especially when a particular market segment or asset class endures a rough stretch.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

August 13, 2007

Vanguard REIT ETF
Premium/Discount: September 23, 2004[1]–July 31, 2007

	Market Price Above or		Market Price Below
	Equal to Net Asset Value			Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	340	47.28%	369	51.32%
25–49.9	5	0.70	4	0.56
50–74.9	0	0.00	0	0.00
75–100.0	0	0.00	0	0.00
> 100.0	1	0.14	0	0.00
Total	346	48.12%	373	51.88%

1 Inception.

2 One basis point equals 1/100 of a percentage point.

6

Fund Profile

As of July 31, 2007

Portfolio Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	101	99	4,902
Median Market Cap	$5.6B	$5.6B	$32.9B
Price/Earnings Ratio	34.1x	34.1x	17.4x
Price/Book Ratio	2.4x	2.4x	2.7x
Yield		4.6	1.8
Investor Shares	4.4%[3]
Admiral Shares	4.5%[3]
Signal Shares	4.5%[3]
Institutional Shares	4.5%[3]
ETF Shares	4.5%[3]
Return on Equity	8.4%	8.4%	18.4%
Earnings Growth Rate	1.4%	1.4%	21.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	18%[4]	—	—
Expense Ratio		—	—
Investor Shares	0.20%[4]
Admiral Shares	0.11%[4]
Signal Shares	0.11%[4]
Institutional Shares	0.09%[4]
ETF Shares	0.11%[4]
Short-Term Reserves	2%	—	—

Fund Allocation by REIT Type (% of portfolio)

Retail	26%
Specialized	20
Residential	19
Office	16
Diversified	9
Industrial	8
Short-Term Reserves	2%

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[6]	Broad Index[2]
R-Squared	1.00	0.37
Beta	1.00	1.23

Ten Largest Holdings[7] (% of total net assets)

Simon Property Group, Inc. REIT	6.5%
Vornado Realty Trust REIT	5.0
ProLogis REIT	4.8
Archstone-Smith Trust REIT	4.3
Equity Residential REIT	4.0
Host Hotels & Resorts Inc. REIT	3.9
Boston Properties, Inc. REIT	3.8
General Growth Properties Inc. REIT	3.6
Public Storage, Inc. REIT	3.1
Avalonbay Communities, Inc. REIT	2.9
Top Ten	41.9%

Investment Focus

1 MSCI US REIT Index.

2 Dow Jones Wilshire 5000 Index.

3 This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

4 Annualized.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 25.

6 The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

7 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1997–July 31, 2007

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[3]	5/13/1996	11.76%	18.13%	12.87%
Admiral Shares[3]	11/12/2001	11.88	18.22	19.85[4]
Signal Shares[3]	6/05/2007	–8.95[4]	—	—
Institutional Shares[3]	12/2/2003	11.90	19.60[4]	—
ETF Shares	9/23/2004
Market Price		11.74	20.05[4]	—
Net Asset Value		11.89	20.13[4]	—

1 Six months ended July 31, 2007.

2 The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

3 Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year; nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables on pages 14–18 for dividend and capital gains information.

8

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
Shares		($000)
Real Estate Investment Trusts (98.5%)
Diversified REITs (9.3%)
Vornado Realty Trust REIT	4,401,030	471,042
Liberty Property Trust REIT	2,917,282	109,427
Crescent
Real Estate, Inc. REIT	3,148,988	71,104
Spirit Finance Corp. REIT	3,468,432	50,396
Colonial Properties
Trust REIT	1,411,446	48,822
Washington REIT	1,452,167	43,333
Cousins
Properties, Inc. REIT	1,247,520	32,074
PS Business
Parks, Inc. REIT	515,376	26,336
^Investors Real Estate
Trust REIT	1,447,208	13,922
Capital Lease
Funding, Inc. REIT	1,404,280	13,018
		879,474
Industrial REITs (8.3%)
ProLogis REIT	7,983,184	454,243
AMB Property Corp. REIT	3,190,920	170,012
First Industrial Realty
Trust REIT	1,445,975	55,974
DCT Industrial
Trust Inc. REIT	5,431,540	53,229
EastGroup
Properties, Inc. REIT	763,643	31,493
First Potomac REIT	776,118	15,204
		780,155
Office REITs (16.1%)
Boston
Properties, Inc. REIT	3,769,003	356,133
SL Green Realty Corp. REIT	1,885,404	228,926
Duke Realty
Corp. REIT	4,362,685	142,616
Mack-Cali Realty
Corp. REIT	2,169,848	83,756

		Market
		Value•
	Shares	($000)
Alexandria Real Estate
Equities, Inc. REIT	944,385	81,340
Douglas Emmett, Inc. REIT	2,968,347	68,450
Kilroy Realty Corp. REIT	1,044,970	67,327
Brandywine Realty
Trust REIT	2,704,827	65,240
HRPT Properties
Trust REIT	6,776,310	63,359
Highwood
Properties, Inc. REIT	1,718,363	55,898
Digital Realty
Trust, Inc. REIT	1,574,083	52,181
Corporate Office Properties
Trust, Inc. REIT	1,312,479	49,467
BioMed Realty
Trust, Inc. REIT	2,113,102	46,150
Lexington Realty Trust REIT	2,107,143	39,762
American Financial Realty
Trust REIT	4,206,137	36,888
Maguire
Properties, Inc. REIT	1,212,688	34,695
^Franklin Street Properties
Corp. REIT	1,598,152	24,532
Parkway
Properties Inc. REIT	499,435	20,267
		1,516,987
Residential REITs (18.9%)
Archstone-Smith
Trust REIT	7,045,474	404,481
Equity Residential REIT	9,424,880	375,204
Avalonbay
Communities, Inc. REIT	2,535,976	273,809
Apartment Investment
& Management Co.
Class A REIT	3,113,035	131,526
UDR, Inc. REIT	4,345,537	100,338
Camden Property
Trust REIT	1,820,437	100,051
Essex Property
Trust, Inc. REIT	804,397	86,537

9

			Market
			Value•
		Shares	($000)
	BRE Properties Inc.
	Class A REIT	1,627,177	82,221
	Post Properties, Inc. REIT	1,405,717	61,908
	Home Properties, Inc. REIT	1,062,886	49,212
	Mid-America Apartment
	Communities, Inc. REIT	750,726	33,880
	Equity Lifestyle
	Properties, Inc. REIT	728,876	33,062
	American Campus
	Communities, Inc. REIT	738,978	18,881
	Sun Communities, Inc. REIT	556,094	15,137
	Education Realty
	Trust, Inc. REIT	857,581	11,277
	GMH Communities
	Trust REIT	1,271,257	10,679
			1,788,203
Retail REITs (26.4%)
	Simon Property
	Group, Inc. REIT	7,138,932	617,732
	General Growth
	Properties Inc. REIT	7,013,025	336,485
	Kimco Realty Corp. REIT	7,254,414	270,807
	The Macerich Co. REIT	2,316,784	169,473
	Developers Diversified
	Realty Corp. REIT	3,513,310	168,639
	Regency Centers
	Corp. REIT	2,223,211	144,220
	Federal Realty Investment
	Trust REIT	1,783,806	134,035
	Weingarten Realty
	Investors REIT	2,485,374	90,990
	Taubman Co. REIT	1,707,750	82,126
	^Realty Income Corp. REIT	3,221,261	75,603
	CBL & Associates
	Properties, Inc. REIT	2,003,212	63,882
	Pennsylvania REIT	1,189,769	46,330
	^National Retail
	Properties REIT	2,105,871	45,613
	Tanger Factory Outlet
	Centers, Inc. REIT	1,000,776	33,456
	Inland Real Estate
	Corp. REIT	2,078,099	31,421
	Equity One, Inc. REIT	1,179,751	27,229
	Glimcher Realty Trust REIT	1,186,494	25,225
*	Alexander's, Inc. REIT	64,856	22,965
	Acadia Realty Trust REIT	973,882	22,428
	Cedar Shopping
	Centers, Inc. REIT	1,386,981	17,434
	Ramco-Gershenson
	Properties Trust REIT	534,812	17,221
	Kite Realty Group
	Trust REIT	929,486	14,835
	Saul Centers, Inc. REIT	334,406	14,503

		Market
		Value•
	Shares	($000)
Getty Realty Holding
Corp. REIT	558,545	14,075
Urstadt Biddle Properties
Class A REIT	579,917	8,757
Urstadt Biddle
Properties REIT	26,988	449
		2,495,933
Specialized REITs (19.5%)
Host Hotels
& Resorts Inc. REIT	17,414,906	367,803
Public Storage, Inc. REIT	4,117,674	288,608
Health Care Properties
Investors REIT	6,475,871	176,403
Ventas, Inc. REIT	4,185,990	136,547
Hospitality Properties
Trust REIT	3,003,245	115,204
^Health Care Inc. REIT	2,538,828	93,200
Nationwide Health
Properties, Inc. REIT	2,726,169	64,965
Strategic Hotels and
Resorts, Inc. REIT	2,432,757	51,769
LaSalle Hotel
Properties REIT	1,289,682	51,626
DiamondRock
Hospitality Co. REIT	2,838,279	47,797
Senior Housing Properties
Trust REIT	2,697,621	46,615
Sunstone Hotel
Investors, Inc. REIT	1,861,881	46,212
FelCor Lodging
Trust, Inc. REIT	1,900,776	41,741
Equity Inns, Inc. REIT	1,765,587	39,478
Entertainment Properties
Trust REIT	854,273	38,058
Ashford Hospitality
Trust REIT	3,562,005	36,404
Healthcare Realty
Trust Inc. REIT	1,542,656	35,820
Sovran Self
Storage, Inc. REIT	649,509	27,994
Omega Healthcare
Investors, Inc. REIT	2,139,066	27,658
Extra Space
Storage Inc. REIT	1,966,278	27,607
National Health
Investors REIT	761,086	24,050
U-Store-It Trust REIT	1,572,325	22,500
^Medical Properties
Trust Inc. REIT	1,587,177	17,776
LTC Properties, Inc. REIT	606,709	12,177
Universal Health Realty
Income REIT	361,468	10,573
		1,848,585
Total Real Estate Investment Trusts
(Cost $7,277,755)		9,309,337

10

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (2.0%)
1 Vanguard Market Liquidity
Fund, 5.302%	154,581,865	154,582
1 Vanguard Market Liquidity
Fund, 5.302%—Note E	38,031,300	38,031
Total Temporary Cash Investments
(Cost $192,613)		192,613
Total Investments (100.5%)
(Cost $7,470,368)		9,501,950
Other Assets and Liabilities (–0.5%)
Other Assets—Note B		52,781
Liabilities—Note E		(98,906)
		(46,125)
Net Assets (100%)		9,455,825

At July 31, 2007, net assets consisted of: [2]
Amount
($000)
Paid-in Capital	7,634,117
Overdistributed Net Investment Income	(51,586)
Accumulated Net Realized Losses	(158,288)
Unrealized Appreciation	2,031,582
Net Assets	9,455,825

Investor Shares—Net Assets
Applicable to 218,311,696 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,740,475
Net Asset Value Per Share—
Investor Shares	$21.71

Admiral Shares—Net Assets
Applicable to 26,928,942 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,495,213
Net Asset Value Per Share—
Admiral Shares	$92.66

Signal Shares—Net Assets
Applicable to 465,606 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,517
Net Asset Value Per Share—
Signal Shares	$24.73

Institutional Shares—Net Assets
Applicable to 53,071,611 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	761,091
Net Asset Value Per Share—
Institutional Shares	$14.34

ETF Shares—Net Assets
Applicable to 22,157,556 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,447,529
Net Asset Value Per Share—
ETF Shares	$65.33

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

11

Statement of Operations

Six Months Ended
July 31, 2007
($000)
Investment Income
Income
Dividends	167,793
Interest[1]	6,018
Security Lending	74
Total Income	173,885
Expenses
The Vanguard Group—Note B
Investment Advisory Services	141
Management and Administrative
Investor Shares	5,272
Admiral Shares	1,432
Signal Shares	1
Institutional Shares	263
ETF Shares	664
Marketing and Distribution
Investor Shares	736
Admiral Shares	285
Signal Shares	—
Institutional Shares	112
ETF Shares	211
Custodian Fees	53
Shareholders’ Reports
Investor Shares	68
Admiral Shares	4
Signal Shares	—
Institutional Shares	3
ETF Shares	28
Trustees’ Fees and Expenses	8
Total Expenses	9,281
Net Investment Income	164,604
Realized Net Gain (Loss)
Investment Securities Sold	226,416
Capital Gain Distributions Received	46,903
Realized Net Gain (Loss)	273,319
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(3,039,925)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,602,002)

1 Interest income from an affiliated company of the fund was $6,018,000.

12

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2007	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	164,604	226,677
Realized Net Gain (Loss)	273,319	617,561
Change in Unrealized Appreciation (Depreciation)	(3,039,925)	2,406,468
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,602,002)	3,250,706
Distributions
Net Investment Income
Investor Shares	(104,595)	(121,669)
Admiral Shares	(55,954)	(59,953)
Signal Shares	(55)	—
Institutional Shares	(15,641)	(17,265)
ETF Shares	(29,904)	(30,789)
Realized Capital Gain[1]
Investor Shares	—	(94,471)
Admiral Shares	—	(46,021)
Signal Shares	—	—
Institutional Shares	—	(13,057)
ETF Shares	—	(23,098)
Return of Capital
Investor Shares	—	(25,625)
Admiral Shares	—	(12,511)
Signal Shares	—	—
Institutional Shares	—	(3,585)
ETF Shares	—	(6,407)
Total Distributions	(206,149)	(454,451)
Capital Share Transactions—Note F
Investor Shares	(658,802)	596,373
Admiral Shares	(145,633)	650,765
Signal Shares	12,705	—
Institutional Shares	10,627	182,463
ETF Shares	153,187	471,824
Net Increase (Decrease) from Capital Share Transactions	(627,916)	1,901,425
Total Increase (Decrease)	(3,436,067)	4,697,680
Net Assets
Beginning of Period	12,891,892	8,194,212
End of Period[2]	9,455,825	12,891,892

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $0 and $6,611,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($51,586,000) and ($10,041,000).

13

Financial Highlights

Investor Shares
	Six
	Months
	Ended
For a Share Outstanding	July 31,	Year Ended January 31,
Throughout Each Period	2007	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$27.76	$21.29	$17.20	$15.83	$11.52	$12.10
Investment Operations
Net Investment Income	.34	.530	.562	.563	.579	.606
Net Realized and Unrealized
Gain (Loss) on Investments[1]	(5.95)	7.000	4.692	1.759	4.511	(.426)
Total from Investment Operations	(5.61)	7.530	5.254	2.322	5.090	.180
Distributions
Dividends from Net Investment Income	(.44)	(.534)	(.568)	(.565)	(.678)	(.667)
Distributions from Realized Capital Gains	—	(.413)	(.530)	(.387)	—	—
Return of Capital	—	(.113)	(.066)	—	(.102)	(.093)
Total Distributions	(.44)	(1.060)	(1.164)	(.952)	(.780)	(.760)
Net Asset Value, End of Period	$21.71	$27.76	$21.29	$17.20	$15.83	$11.52

Total Return[2]	–20.39%	36.32%	31.43%	14.78%	45.39%	1.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,740	$6,827	$4,727	$4,311	$3,383	$1,734
Ratio of Total Expenses to
Average Net Assets	0.20%*	0.21%	0.21%	0.21%	0.24%	0.27%
Ratio of Net Investment
Income to Average Net Assets	2.70%*	2.27%	2.91%	3.44%	4.10%	4.90%
Portfolio Turnover Rate[3]	18%*	11%	17%	13%	7%	12%

1 Includes increases from redemption fees of $0.01, $0.00, $0.01, $0.01, $0.00, and $0.01.

2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year; nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

* Annualized.

14

Admiral Shares
	Six
	Months
	Ended
For a Share Outstanding	July 31,		Year Ended January 31,
Throughout Each Period	2007	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$118.46	$90.82	$73.40	$67.56	$49.14	$51.65
Investment Operations
Net Investment Income	1.512	2.328	2.460	2.437	2.508	2.619
Net Realized and Unrealized
Gain (Loss) on Investments[1]	(25.390)	29.903	19.993	7.494	19.279	(1.854)
Total from Investment Operations	(23.878)	32.231	22.453	9.931	21.787	.765
Distributions
Dividends from Net Investment Income	(1.922)	(2.341)	(2.488)	(2.439)	(2.931)	(2.878)
Distributions from Realized Capital Gains	—	(1.761)	(2.258)	(1.652)	—	—
Return of Capital	—	(.489)	(.287)	—	(.436)	(.397)
Total Distributions	(1.922)	(4.591)	(5.033)	(4.091)	(3.367)	(3.275)
Net Asset Value, End of Period	$92.66	$118.46	$90.82	$73.40	$67.56	$49.14

Total Return[2]	–20.34%	36.46%	31.49%	14.82%	45.57%	1.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,495	$3,392	$2,025	$938	$733	$320
Ratio of Total Expenses to
Average Net Assets	0.11%*	0.14%	0.14%	0.16%	0.18%	0.21%
Ratio of Net Investment
Income to Average Net Assets	2.79%*	2.34%	2.98%	3.49%	4.16%	4.99%
Portfolio Turnover Rate[3]	18%*	11%	17%	13%	7%	12%

1 Includes increases from redemption fees of $0.05, $0.02, $0.02, $0.04, $0.01, and $0.03.

2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

* Annualized.

15

Signal Shares
June 5, 2007[1] to
For a Share Outstanding Throughout the Period	July 31, 2007
Net Asset Value, Beginning of Period	$29.53
Investment Operations
Net Investment Income	.012
Net Realized and Unrealized Gain (Loss) on Investments[2]	(4.476)
Total from Investment Operations	(4.464)
Distributions
Dividends from Net Investment Income	(.336)
Distributions from Realized Capital Gains	—
Return of Capital	—
Total Distributions	(.336)
Net Asset Value, End of Period	$24.73

Total Return[3]	–15.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12
Ratio of Total Expenses to Average Net Assets	0.11%*
Ratio of Net Investment Income to Average Net Assets	2.79%*
Portfolio Turnover Rate[4]	18%*

1 Inception.

2 Includes increase from redemption fees of $0.01.

3 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

* Annualized.

16

Institutional Shares

	Six Months				Dec. 2,
	Ended				2003[1] to
	July 31,	Year Ended January 31,			Jan. 31,
For a Share Outstanding Throughout Each Period	2007	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.33	$14.06	$11.36	$10.46	$10.00
Investment Operations
Net Investment Income	.235	.366	.385	.381	.065
Net Realized and Unrealized Gain (Loss)
on Investments	(3.926)	4.621	3.099	1.156	.575
Total from Investment Operations	(3.691)	4.987	3.484	1.537	.640
Distributions
Dividends from Net Investment Income	(.299)	(.368)	(.389)	(.381)	(.157)
Distributions from Realized Capital Gains	—	(.273)	(.350)	(.256)	—
Return of Capital	—	(.076)	(.045)	—	(.023)
Total Distributions	(.299)	(.717)	(.784)	(.637)	(.180)
Net Asset Value, End of Period	$14.34	$18.33	$14.06	$11.36	$10.46

Total Return[2]	–20.32%	36.45%	31.58%	14.81%	6.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$761	$960	$571	$297	$63
Ratio of Total Expenses to
Average Net Assets	0.09%*	0.10%	0.10%	0.13%	0.15%*
Ratio of Net Investment Income
to Average Net Assets	2.81%*	2.38%	3.02%	3.52%	4.19%*
Portfolio Turnover Rate[3]	18%*	11%	17%	13%	7%

1 Inception.

2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

* Annualized.

17

ETF Shares
				Sept. 23,
	Six Months			2004[1] to
	Ended	Year Ended
	July 31,	January 31,		Jan. 31,
For a Share Outstanding Throughout Each Period	2007	2007	2006	2005
Net Asset Value, Beginning of Period	$83.55	$64.07	$51.77	$49.41
Investment Operations
Net Investment Income	1.066	1.654	1.745	.665
Net Realized and Unrealized Gain (Loss) on Investments[2]	(17.927)	21.080	14.116	2.965
Total from Investment Operations	(16.861)	22.734	15.861	3.630
Distributions
Dividends from Net Investment Income	(1.359)	(1.665)	(1.764)	(.682)
Distributions from Realized Capital Gains	—	(1.242)	(1.594)	(.588)
Return of Capital	—	(.347)	(.203)	—
Total Distributions	(1.359)	(3.254)	(3.561)	(1.270)
Net Asset Value, End of Period	$65.33	$83.55	$64.07	$51.77

Total Return	–20.35%	36.48%	31.54%	7.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,448	$1,713	$871	$198
Ratio of Total Expenses to Average Net Assets	0.11%*	0.12%	0.12%	0.18%*
Ratio of Net Investment Income to Average Net Assets	2.79%*	2.36%	3.00%	3.47%*
Portfolio Turnover Rate[3]	18%*	11%	17%	13%

1 Inception.

2 Includes increases from redemption fees of $0.03, $0.01, $0.01, and $0.00.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Signal Shares were first issued on June 5, 2007. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Quarterly income dividends declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

19

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2007, the fund had contributed capital of $934,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.93% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s return of capital distributions and tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2007, the fund realized $428,649,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At July 31, 2007, the cost of investment securities for tax purposes was $7,470,368,000. Net unrealized appreciation of investment securities for tax purposes was $2,031,582,000, consisting of unrealized gains of $2,185,551,000 on securities that had risen in value since their purchase and $153,969,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended July 31, 2007, the fund purchased $2,130,202,000 of investment securities and sold $2,655,586,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at July 31, 2007, was $36,713,000, for which the fund received cash collateral of $38,031,000.

20

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	July 31, 2007		January 31, 2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	928,307	35,044	1,731,399	72,687
Issued in Lieu of Cash Distributions	97,972	3,970	224,270	9,464
Redeemed[1]	(1,685,081)	(66,626)	(1,359,296)	(58,310)
Net Increase (Decrease)—Investor Shares	(658,802)	(27,612)	596,373	23,841
Admiral Shares
Issued	587,202	5,105	1,081,669	10,634
Issued in Lieu of Cash Distributions	47,395	450	99,808	984
Redeemed[1]	(780,230)	(7,257)	(530,712)	(5,288)
Net Increase (Decrease)—Admiral Shares	(145,633)	(1,702)	650,765	6,330
Signal Shares
Issued	13,124	482	—	—
Issued in Lieu of Cash Distributions	36	1	—	—
Redeemed[1]	(455)	(17)	—	—
Net Increase (Decrease)—Signal Shares	12,705	466	—	—
Institutional Shares
Issued	226,256	13,130	286,029	18,678
Issued in Lieu of Cash Distributions	14,602	899	29,962	1,909
Redeemed[1]	(230,231)	(13,325)	(133,528)	(8,807)
Net Increase (Decrease)—Institutional Shares	10,627	704	182,463	11,780
ETF Shares
Issued	1,137,663	13,558	1,432,154	20,104
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(984,476)	(11,900)	(960,330)	(13,200)
Net Increase (Decrease)—ETF Shares	153,187	1,658	471,824	6,904

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

1 Net of redemption fees of $5,378,000 and $1,769,000, respectively (fund totals).

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended July 31, 2007[1]
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	1/31/2007	7/31/2007	Period[2]
Based on Actual Fund Return
Investor Shares	$1,000.00	$796.08	$0.89
Admiral Shares	1,000.00	796.56	0.49
Institutional Shares	1,000.00	796.75	0.40
ETF Shares	1,000.00	796.53	0.49
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.25	0.55
Institutional Shares	1,000.00	1,024.35	0.45
ETF Shares	1,000.00	1,024.25	0.55

1 This table does not include data for share classes with fewer than six months of history.

2 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.11% for Admiral Shares, 0.09% for Institutional Shares, and 0.11% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include any account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of the level of dividends, interest, capital gains distributions, and return-of-capital distributions received by the fund. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.

24

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Trustees Approve Advisory Arrangement

The board of trustees of Vanguard REIT Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its target benchmark and peer group. The board concluded that the fund has performed in line with expectations, and that its results have been consistent with its investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice
Trustee since July 1998	President and Chief Global Diversity Officer since 2006, Vice President
147 Vanguard Funds Overseen	and Chief Information Officer (1997–2005), and Member of the Executive
Committee of Johnson &Johnson (pharmaceuticals/consumer products);
Director of the University Medical Center at Princeton and Women’s
Research and Education Institute.
André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund
Trustee since December 2004	Professor of Finance and Banking, Harvard Business School; Senior
147 Vanguard Funds Overseen	Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment
Committee of HighVista Strategies LLC (private investment firm) since
2005.
Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman,
Trustee since January 1993	President, Chief Executive Officer, and Director of NACCO Industries,
147 Vanguard Funds Overseen	Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation
(industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman
Trustee since April 1985	and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director
147 Vanguard Funds Overseen	of Cummins Inc. (diesel engines) and AmerisourceBergen Corp.
(pharmaceutical distribution); Trustee of Vanderbilt University and of
Culver Educational Foundation.
Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The
Treasurer since July 1998	Vanguard Group, Inc.;Treasurer of each of the investment companies
147 Vanguard Funds Overseen	served by The Vanguard Group.

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of
Secretary since July 2005	The Vanguard Group, Inc., since 2006; General Counsel of The
147 Vanguard Funds Overseen	Vanguard Group since 2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the
Trustee since May 1987;	Board, Chief Executive Officer, and Director/Trustee of The Vanguard
Chairman of the Board and	Group, Inc., and of each of the investment companies served by The
Chief Executive Officer	Vanguard Group.
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners
Trustee since January 2001	(pro bono ventures in education); Senior Advisor to Greenwich
147 Vanguard Funds Overseen	Associates (international business strategy consulting); Successor
Trustee of Yale University; Overseer of the Stern School of Business at
New York University; Trustee of the Whitehead Institute for Biomedical
Research.
Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman,
Trustee since December 2001[2]	President, and Chief Executive Officer of Rohm and Haas Co.
147 Vanguard Funds Overseen	(chemicals); Board Member of the American Chemistry Council; Director
of Tyco International, Ltd. (diversified manufacturing and services) since
2005; Trustee of Drexel University and of the Chemical Heritage
Foundation.
Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the
Trustee since June 2006	University of Pennsylvania since 2004; Professor in the School of Arts
147 Vanguard Funds Overseen	and Sciences, Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics
and the University Center for Human Values (1990–2004), Princeton
University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia
Chamber of Commerce since 2004.

P.O. Box 2600

Valley Forge, PA 19482-2600

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the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone for People	respective owners.
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction
You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies
The funds or securities referred to herein are not	for securities it owned during the 12 months ended June
sponsored, endorsed, or promoted by MSCI, and	30. To get the report, visit either www.vanguard.com
MSCI bears no liability with respect to any such funds	or www.sec.gov.
or securities. For any such funds or securities, the
prospectus or the Statement of Additional Information
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
any related funds.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is
also available on the SEC’s website, and you can
receive copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1232 092007

Vanguard® Dividend Growth Fund

> Semiannual Report

July 31, 2007

>	For the six months ended July 31, 2007, Vanguard Dividend Growth Fund returned 3.1%.

>	During the period, the fund outpaced both the return of its benchmark index and the average return of its peer group of funds.

>	The strong performances of the fund’s holdings in the energy, industrials, and information technology sectors helped boost its return.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	8
Performance Summary	9
Financial Statements	10
About Your Fund’s Expenses	18
Trustees Approve Advisory Agreement	20
Glossary	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Dividend Growth Fund	VDIGX	3.1%
Russell 1000 Index		1.9
Average Large-Cap Core Fund[1]		2.1
Dow Jones Wilshire 5000 Index		1.9

Your Fund’s Performance at a Glance
January 31, 2007–July 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Growth Fund	$14.74	$15.06	$0.140	$0.000

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Dividend Growth Fund returned 3.1% for the six months ended July 31, 2007, outpacing the return of both the fund’s primary benchmark, the Russell 1000 Index, and the average return of large-cap core mutual funds. The fund’s concentration on dividend-paying stocks paid off during the period, with especially strong returns from a number of the fund’s top-ten holdings, primarily in the energy sector.

For the U.S. stock market, a nervous finish to the half-year

U.S. stocks produced modest returns for the past six months, as a downturn at the end of the period erased most of the gains recorded earlier. The market stumbled as trouble with low-quality mortgage loans and related securities amplified investors’ risk-aversion.

The broad U.S. stock market returned 1.9% for the fiscal half-year. Large-capitalization stocks bested small-caps, and growth-oriented stocks outperformed their value-oriented counterparts. International stock markets sidestepped most of the U.S. turmoil, generating excellent six-month returns.

For bonds, a return to a more typical yield curve

As investors sought a safe haven from some of the financial markets’ riskier precincts, including bonds backed by mortgage loans made to borrowers with poor credit ratings, U.S. Treasury bond prices rose slightly and yields fell. The declines in yield were most pronounced among Treasury securities with maturities of less than 5 years.

These interest rate dynamics helped restore the yield curve—which illustrates the relationship between short- and long-term bond yields—to its typical, upward-sloping pattern. At the start of the period, the curve had been mildly inverted. The broad taxable bond market returned 1.9% for the half-year. Tax-exempt municipal securities returned a bit less.

Energy stocks led the way in boosting your fund’s performance

Like many income-oriented portfolios, the Dividend Growth Fund focuses primarily on the stocks of large, high-quality, dividend-paying companies. However, Wellington Management Company, LLP, your fund’s advisor, adds to this basic strategy its own unique touch: Wellington is less concerned with what a company’s dividend is now than with what it is likely to be in the future. Accordingly, Wellington seeks to identify companies that will increase their earnings over time and that are likely to raise their payouts.

During the past six months, that strategy was rewarded with positive returns from the energy, industrials, and information technology sectors. In particular, energy

2

Market Barometer
		Total Returns
		Periods Ended July 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	1.9%	16.5%	12.3%
Russell 2000 Index (Small-caps)	–2.5	12.1	16.0
Dow Jones Wilshire 5000 Index (Entire market)	1.9	16.8	13.1
MSCI All Country World Index ex USA (International)	11.8	28.5	22.3

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	1.9%	5.6%	4.4%
Lehman Municipal Bond Index	1.2	4.3	4.5
Citigroup 3-Month Treasury Bill Index	2.5	5.1	2.7

CPI
Consumer Price Index	2.9%	2.4%	3.0%

1 Annualized.

3

firms ConocoPhillips, Total SA, ExxonMobil, and Chevron all produced double-digit gains. These firms, all of which are among your fund’s largest holdings, made the largest contributions to the fund’s return.

That said, four of the fund’s other sectors—financials, consumer discretionary, consumer staples, and health care—produced negative returns during the period. The financials sector (–8%) was particularly hard hit, although given its much smaller weighting in the fund versus the index, the group’s performance took less of a toll on the fund than it did on the benchmark.

After spending its earlier years as a utility fund, Vanguard Dividend Growth Fund adopted its current dividend-growth strategy nearly five years ago; since its inception more than 15 years ago, the fund has benefited from the guidance of Wellington Management Company. Because the fund represents a relatively concentrated portfolio—at the end of the fiscal period, it contained fewer than 60 stocks—the fund’s strategy puts a high premium on Wellington Management’s skill at identifying attractive investment opportunities.

Diversification and balance are keys to a long-term strategy

As seasoned investors realize, there’s no way to know what will happen in the stock market tomorrow, much less next month or next year. What’s the best strategy to follow when the markets remain so unpredictable?

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		Large-Cap
	Fund	Core Fund
Dividend Growth Fund	0.34%	1.35%

1 Fund expense ratio reflects the six months ended July 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

As we often counsel, the best way to put together a long-term investment program is to select a diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and tolerance for risk. A balanced portfolio is unlikely to deliver the best (or the worst) short-term returns, but it can help you to reap the rewards of the markets’ best-performing assets while muting the impact of the worst-performing ones.

Vanguard Dividend Growth Fund, with its low costs and its focus on companies that are likely to increase their dividends in the years ahead, can be a valuable part of just such a diversified, long-term investment program.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

August 14, 2007

5

Advisor’s Report

Vanguard Dividend Growth Fund advanced 3.1% for the six-month period ended July 31, 2007. This performance compared favorably with the 1.9% return of the Russell 1000 Index and the 2.1% average return for large-cap core funds.

The investment environment

Uncertainty in global credit markets, particularly in the U.S. mortgage sector toward the end of the fiscal period, has been the root cause of unprecedented volatility in equity markets over the half-year. A repricing of risk, and the resulting loss of liquidity in the financial marketplace, has had a meaningful impact on global equity markets. Widening credit spreads also have had a dampening effect on the heretofore robust takeover environment. It remains to be seen how this extreme volatility will resolve itself, but it is certain that great investment opportunities will emerge.

The fund’s successes

The fund’s below-average weighting in financials was the main reason it outperformed its benchmark during the period. Financial stocks have performed poorly of late. Although Dividend Growth has not been immune from this trend, the impact on the fund has been quite modest. The fund’s holdings in the energy sector also contributed meaningfully to performance during the period; the top four contributors were ConocoPhillips, Total SA, ExxonMobil, and Chevron. Schering-Plough and NIKE were also strong contributors.

At the end of the period, all but a few companies held in the fund had announced dividend increases. For those companies who have yet to boost their payment, our expectation is that they will do so in the second half of the year. We remain confident that the average dividend increase for 2007 over last year will be substantial.

The fund’s shortfalls

A number of individual stocks detracted from the fund’s performance during the past six months. Among the more noteworthy was H&R Block, a relatively new position in the fund, whose share price has been hurt by continued worries in the mortgage sector. The company is in negotiations to sell its Option One mortgage operation, and we remain hopeful that such a transaction will occur in short order. Beyond that, we believe the company’s core tax business is set to regain traction, which should help accelerate dividend growth going forward.

The fund’s positioning and investment strategy

Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We fulfill this objective by carefully

6

building the portfolio one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry weightings are a by-product of this process. The fund continues to have significant positions in health care, industrials, and both consumer sectors, while having less exposure to the utilities, telecommunication services, and materials sectors.

Donald J. Kilbride

Vice President and Portfolio Manager

Wellington Management Company, LLP

August 17, 2007

7

Fund Profile

As of July 31, 2007

Portfolio Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	56	1,017	4,902
Median Market Cap	$65.4B	$39.3B	$32.9B
Price/Earnings Ratio	15.4x	16.9x	17.4x
Price/Book Ratio	3.2x	2.8x	2.7x
Yield	1.9%	1.8%	1.8%
Return on Equity	22.9%	19.1%	18.4%
Earnings Growth Rate	16.5%	21.1%	21.0%
Foreign Holdings	6.9%	0.0%	0.0%
Turnover Rate	35%[3]	—	—
Expense Ratio	0.34%[3]	—	—
Short-Term Reserves	1%	—	—

Sector Diversification (% of portfolio)
	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	13%	11%	11%
Consumer Staples	14	9	8
Energy	13	11	11
Financials	12	19	20
Health Care	15	11	11
Industrials	16	12	12
Information Technology	12	16	16
Materials	2	3	4
Telecommunication
Services	2	4	3
Utilities	0	4	4
Short-Term Reserves	1%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.88	0.82
Beta	0.82	0.76

Ten Largest Holdings[5](% of total net assets)

ExxonMobil Corp.	integrated
	oil and gas	4.1%
Total SA ADR	integrated
	oil and gas	3.4
Chevron Corp.	integrated
	oil and gas	3.1
American International	multi-line
Group, Inc.	insurance	2.7
Eli Lilly & Co.	pharmaceuticals	2.5
General Electric Co.	industrial
	conglomerate	2.5
Medtronic, Inc.	health care
	equipment	2.5
Cardinal Health, Inc.	health care
	distributors	2.5
Wal-Mart Stores, Inc.	hypermarkets
	and super centers	2.5
Paychex, Inc.	data processing
	and outsourced
	services	2.4
Top Ten		28.2%

Investment Focus

1 Russell 1000 Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 21.

5 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

8

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1997–July 31, 2007

Average Annual Total Returns: Periods Ended June 30, 2007
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Dividend Growth Fund[4]	5/15/1992	22.78%	9.44%	7.01%

1 Six months ended July 31, 2007.

2 Prior to December 6, 2002, the fund was known as Utilities Income Fund.

3 Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings have been: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utillity Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index, 25% S&P Integrated Telecommunication Services Index through December 6, 2002; and Russell 1000 Index thereafter.

Note: See Financial Highlights table on page 14 for dividend and capital gains information.

4 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

9

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
Shares		($000)
Common Stocks (99.0%)
Consumer Discretionary (13.1%)
NIKE, Inc. Class B	493,100	27,835
Home Depot, Inc.	655,800	24,376
Staples, Inc.	936,800	21,565
Toyota Motor Corp. ADR	154,400	18,625
McDonald’s Corp.	387,900	18,569
CBS Corp.	522,200	16,564
The Walt Disney Co.	455,500	15,031
H & R Block, Inc.	707,200	14,109
Carnival Corp.	135,400	6,000
		162,674
Consumer Staples (14.3%)
Wal-Mart Stores, Inc.	660,900	30,368
PepsiCo, Inc.	427,300	28,039
The Procter & Gamble Co.	406,000	25,115
The Coca-Cola Co.	363,800	18,958
Kimberly-Clark Corp.	265,900	17,887
Anheuser-Busch Cos., Inc.	323,100	15,758
Sysco Corp.	482,200	15,373
Altria Group, Inc.	194,900	12,955
General Mills, Inc.	215,100	11,964
		176,417
Energy (13.0%)
ExxonMobil Corp.	596,100	50,746
Total SA ADR	529,500	41,624
Chevron Corp.	454,600	38,759
ConocoPhillips Co.	370,300	29,935
		161,064
Financials (12.3%)
American International
Group, Inc.	513,500	32,956
Bank of America Corp.	468,100	22,197
Citigroup, Inc.	457,300	21,296
Prudential Financial, Inc.	233,600	20,704
State Street Corp.	282,600	18,943
ACE Ltd.	318,000	18,355
Countrywide Financial Corp.	611,100	17,215
		151,666

		Market
		Value•
	Shares	($000)
Health Care (15.3%)
Eli Lilly & Co.	581,700	31,464
Medtronic, Inc.	617,200	31,274
Cardinal Health, Inc.	462,800	30,420
Schering-Plough Corp.	939,000	26,799
Wyeth	409,300	19,859
Johnson & Johnson	314,700	19,039
Abbott Laboratories	365,200	18,512
AstraZeneca Group
PLC ADR	235,000	12,180
		189,547
Industrials (16.3%)
General Electric Co.	810,200	31,403
United Parcel Service, Inc.	362,700	27,464
Caterpillar, Inc.	284,000	22,379
General Dynamics Corp.	237,800	18,682
Emerson Electric Co.	393,200	18,508
Avery Dennison Corp.	282,200	17,310
Illinois Tool Works, Inc.	298,000	16,405
The Boeing Co.	130,800	13,529
Lockheed Martin Corp.	127,800	12,586
Honeywell International Inc.	217,400	12,503
United Technologies Corp.	159,400	11,631
		202,400
Information Technology (11.6%)
Paychex, Inc.	724,500	29,980
Automatic Data
Processing, Inc.	631,700	29,324
International Business
Machines Corp.	218,300	24,155
Microsoft Corp.	821,600	23,818
Linear Technology Corp.	658,700	23,483
Nokia Corp. ADR	452,000	12,945
		143,705
Materials (1.6%)
Praxair, Inc.	256,200	19,630

10

		Market
		Value•
Shares		($000)
Telecommunication Services (1.5%)
AT&T Inc.	467,500	18,307
Total Common Stocks
(Cost $990,872)		1,225,410

Face
Amount
($000)
Temporary Cash Investment (1.3%)
Repurchase Agreement
Credit Suisse First
Boston LLC 5.320%,
8/1/07 (Dated 7/31/07,
Repurchase Value
$16,102,000, collateralized
by Federal National
Mortgage Assn.,
5.000%–6.000%,
8/1/35–8/1/36)
(Cost $16,100)	16,100	16,100
Total Investments (100.3%)
(Cost $1,006,972)		1,241,510
Other Assets and Liabilities (–0.3%)
Other Assets—Note C		2,703
Liabilities		(6,155)
		(3,452)
Net Assets (100%)
Applicable to 82,223,700 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,238,058
Net Asset Value Per Share		$15.06

At July 31, 2007, net assets consisted of:[1]
	Amount	Per
	($000)	Share
Paid-in Capital	992,709	$12.08
Overdistributed Net
Investment Income	(509)	(.01)
Accumulated Net
Realized Gains	11,320.14
Unrealized Appreciation	234,538	2.85
Net Assets	1,238,058	$15.06

• See Note A in Notes to Financial Statements.

1 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

11

Statement of Operations

Six Months Ended
July 31, 2007
($000)
Investment Income
Income
Dividends	13,072
Interest	364
Security Lending	111
Total Income	13,547
Expenses
Investment Advisory Fees—Note B
Basic Fee	757
Performance Adjustment	16
The Vanguard Group—Note C
Management and Administrative	1,199
Marketing and Distribution	105
Custodian Fees	5
Shareholders’ Reports	14
Trustees’ Fees and Expenses	1
Total Expenses	2,097
Expenses Paid Indirectly—Note D	(17)
Net Expenses	2,080
Net Investment Income	11,467
Realized Net Gain (Loss) on Investment Securities Sold	68,367
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(41,221)
Net Increase (Decrease) in Net Assets Resulting from Operations	38,613

12

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2007	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,467	20,657
Realized Net Gain (Loss)	68,367	81,236
Change in Unrealized Appreciation (Depreciation)	(41,221)	78,627
Net Increase (Decrease) in Net Assets Resulting from Operations	38,613	180,520
Distributions
Net Investment Income	(11,416)	(20,673)
Realized Capital Gain	—	—
Total Distributions	(11,416)	(20,673)
Capital Share Transactions—Note G
Issued	94,005	221,674
Issued in Lieu of Cash Distributions	9,888	17,716
Redeemed	(135,748)	(151,063)
Net Increase (Decrease) from Capital Share Transactions	(31,855)	88,327
Total Increase (Decrease)	(4,658)	248,174
Net Assets
Beginning of Period	1,242,716	994,542
End of Period[1]	1,238,058	1,242,716

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($509,000) and ($560,000).

13

Financial Highlights

	Six
	Months
	Ended
For a Share Outstanding	July 31,		Year Ended January 31,
Throughout Each Period	2007	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.74	$12.75	$11.89	$11.33	$ 8.48	$11.47
Investment Operations
Net Investment Income	.14	.26	.22	.23[1]	.18	.37
Net Realized and Unrealized Gain
(Loss) on Investments	.32	1.99	.88	.55	2.86	(2.98)
Total from Investment Operations	.46	2.25	1.10	.78	3.04	(2.61)
Distributions
Dividends from Net Investment Income	(.14)	(.26)	(.24)	(.22)	(.19)	(.38)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.14)	(.26)	(.24)	(.22)	(.19)	(.38)
Net Asset Value, End of Period	$15.06	$14.74	$12.75	$11.89	$11.33	$ 8.48

Total Return[2]	3.10%	17.84%	9.34%	6.92%	36.08%	–23.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,238	$1,243	$995	$965	$818	$550
Ratio of Total Expenses to
Average Net Assets	0.34%3,*	0.38%[3]	0.37%[3]	0.37%[3]	0.40%	0.34%
Ratio of Net Investment Income to
Average Net Assets	1.83%*	1.93%	1.85%	2.04%[1]	1.84%	3.57%
Portfolio Turnover Rate	35%*	41%	16%	20%	23%	104%[4]

1 Net investment income per share and the ratio of net investment income to average net assets include $.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.01%, and 0.01%.

4 Includes activity related to a change in the fund’s investment objective.

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

15

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Index. For the six months ended July 31, 2007, the investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before an increase of $16,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2007, the fund had contributed capital of $111,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $12,000 and custodian fees by $5,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2007, the fund had available realized losses of $56,731,000 to offset future net capital gains through January 31, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2008; should the fund realize net capital losses for the year, the losses will be added to the loss carry-forward balance above.

At July 31, 2007, the cost of investment securities for tax purposes was $1,006,972,000. Net unrealized appreciation of investment securities for tax purposes was $234,538,000, consisting of unrealized gains of $252,155,000 on securities that had risen in value since their purchase and $17,617,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2007, the fund purchased $218,692,000 of investment securities and sold $241,181,000 of investment securities other than temporary cash investments.

16

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2007	January 31, 2007
	Shares	Shares
	(000)	(000)
Issued	6,211	16,265
Issued in Lieu of Cash Distributions	645	1,305
Redeemed	(8,957)	(11,242)
Net Increase (Decrease) in Shares Outstanding	(2,101)	6,328

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2005–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

17

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended July 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	1/31/2007	7/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,031.04	$1.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.11	1.71

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month peiod, then divided by the number of days in the most recent 12-month period.

18

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

19

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Dividend Growth Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of Wellington Management was in the best interests of the fund and its shareholders.

The board approved a change to the asset-based advisory fee and performance adjustment schedules. The revised base fee schedule will have no current impact on the fund’s advisory fees. The performance adjustment schedule will now be based on a “linear” rather than a “step” approach. The board concluded that linear adjustments better align the interests of an advisor with those of the fund shareholders, because the advisor’s compensation is more closely linked to the fund’s performance.

The board based its decisions upon an evaluation of Wellington Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the fund since the fund’s inception in 1992. Donald J. Kilbride, who manages the fund, has nearly two decades of industry experience. The portfolio manager is backed by a well-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the fund.

The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the fund’s reconstituted dividend growth mandate began in 2002, so long-term performance comparisons are not meaningful. The board also noted that the fund’s short-term performance and since-2002 performance have been competitive versus its benchmark, the Russell 1000 Index, and its peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

20

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

21

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the
Trustee since May 1987;	Board, Chief Executive Officer, and Director/Trustee of The Vanguard
Chairman of the Board and	Group, Inc., and of each of the investment companies served by The
Chief Executive Officer	Vanguard Group.
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners
Trustee since January 2001	(pro bono ventures in education); Senior Advisor to Greenwich
147 Vanguard Funds Overseen	Associates (international business strategy consulting); Successor
Trustee of Yale University; Overseer of the Stern School of Business at
New York University; Trustee of the Whitehead Institute for Biomedical
Research.
Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman,
Trustee since December 2001[2]	President, and Chief Executive Officer of Rohm and Haas Co.
147 Vanguard Funds Overseen	(chemicals); Board Member of the American Chemistry Council; Director
of Tyco International, Ltd. (diversified manufacturing and services) since
2005; Trustee of Drexel University and of the Chemical Heritage
Foundation.
Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the
Trustee since June 2006	University of Pennsylvania since 2004; Professor in the School of Arts
147 Vanguard Funds Overseen	and Sciences, Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania since 2004;
Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics
and the University Center for Human Values (1990–2004), Princeton
University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia
Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice
Trustee since July 1998	President and Chief Global Diversity Officer since 2006, Vice President
147 Vanguard Funds Overseen	and Chief Information Officer (1997–2005), and Member of the Executive
Committee of Johnson &Johnson (pharmaceuticals/consumer products);
Director of the University Medical Center at Princeton and Women’s
Research and Education Institute.
André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean,
147 Vanguard Funds Overseen	Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business
School; Director and Chairman of UNX, Inc. (equities trading firm) since 2003;
Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.
Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President,
Trustee since January 1993	Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
147 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and
Trustee since April 1985	Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
147 Vanguard Funds Overseen	Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational
Foundation.
Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
147 Vanguard Funds Overseen	Vanguard Group.

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group
147 Vanguard Funds Overseen	since 2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Principal of The
Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
With Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies
for securities it owned during the 12 months ended June
30. To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is
also available on the SEC’s website, and you can
receive copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q572 092007

Vanguard® Dividend Appreciation
Index Fund

> Semiannual Report

July 31, 2007

>	The Investor Shares of Vanguard Dividend Appreciation Index Fund posted a return of 1.4% for the fiscal six months ended July 31, 2007.

>	The index’s two largest sector weightings, consumer staples and financials, struggled during the half-year. Strength in energy and industrial stocks kept the index in positive territory.

>	After soaring for much of the period, the stock market pulled back sharply at the end of July.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	6
Performance Summary	7
Financial Statements	8
About Your Fund’s Expenses	19
Trustees Approve Advisory Arrangement	21
Glossary	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	VDAIX	1.4%
ETF Shares[1]	VIG
Market Price		1.2
Net Asset Value		1.5
Dividend Achievers Select Index		1.6
Average Large-Cap Core Fund[2]		2.1
Dow Jones Wilshire 5000 Index		1.9

Your Fund’s Performance at a Glance
January 31, 2007–July 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$21.84	$22.01	$0.140	$0.000
ETF Shares	54.60	55.02	0.375	0.000

1 Vanguard ETF™ Shares are traded on the American Stock Exchange and are available only through brokers. The table shows the ETF returns based on both the AMEX market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2.

2 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

For most of the six months ended July 31, 2007, the stock market charted a steady upward course, topping one record after another. The trend reversed in the second half of July, when a few high-profile earnings disappointments shook investors already nervous about troubles in the mortgage-backed bond market.

Vanguard Dividend Appreciation Index Fund managed a gain of 1.4% for its Investor Shares in this environment. One of its largest weightings, the financials sector, was particularly hard hit as banks and insurers revealed their exposure to mortgage securities tied to borrowers with weak credit.

The fund’s performance for the fiscal half-year was in line with that of the Dividend Achievers Select Index, a specially constructed index developed by Mergent, Inc. The fund lagged the average return for large-cap core funds.

For the U.S. stock market, a nervous finish to the half-year

U.S. stocks produced modest returns for the past six months, as a downturn at the end of the period erased most of the gains recorded earlier. The market stumbled as trouble with low-quality mortgage loans and related securities amplified investors’ risk-aversion.

2

The broad U.S. stock market returned 1.9% for the fiscal half-year. Large-capitalization stocks bested small-caps, and growth-oriented stocks outperformed their value-oriented counterparts. International stock markets sidestepped most of the U.S. turmoil, generating excellent six-month returns.

For bonds, a return to a more typical yield curve

As investors sought a safe haven from some of the financial markets’ riskier precincts, including bonds backed by mortgage loans made to borrowers with poor credit ratings, U.S. Treasury bond prices rose slightly and yields fell. The declines in yield were most pronounced among Treasury securities with maturities of less than 5 years.

These interest rate dynamics helped restore the yield curve—which illustrates the relationship between short- and long-term bond yields—to its typical, upward-sloping pattern. At the start of the period, the curve had been mildly inverted. The broad taxable bond market returned 1.9% for the half-year. Tax-exempt municipal securities returned a bit less.

Market Barometer
		Total Returns
		Periods Ended July 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	1.9%	16.5%	12.3%
Russell 2000 Index (Small-caps)	–2.5	12.1	16.0
Dow Jones Wilshire 5000 Index (Entire market)	1.9	16.8	13.1
MSCI All Country World Index ex USA (International)	11.8	28.5	22.3

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	1.9%	5.6%	4.4%
Lehman Municipal Bond Index	1.2	4.3	4.5
Citigroup 3-Month Treasury Bill Index	2.5	5.1	2.7

CPI
Consumer Price Index	2.9%	2.4%	3.0%

1 Annualized.

3

Fund’s gain rested on performance of energy and industrials stocks

The shift in sentiment late in the half-year produced a wide range of outcomes across market sectors. Financials, representing, on average, 20% of Vanguard Dividend Appreciation Index Fund, fell –6.5%. Consumer discretionary and health care, together making up about 20% of the fund, on average, fell –4.2% and –4.5%, respectively. The worst-performing subgroups included insurance companies, banks, retailers, and pharmaceutical firms.

The fund’s positive return rested on the continued outperformance of energy and industrials companies that are plugged into global infrastructure development and economic growth. Chevron and ExxonMobil were by far the two largest contributors to the fund’s return. These companies—the fund’s two largest holdings—benefited from steadily rising energy prices and expanding refining margins. IBM, 3M, General Electric, and Caterpillar were all on the top-ten list of fund contributors.

The fund’s mandate is to capture the return of stocks that have a history of increasing dividends. Such a strategy leads to heavy weightings in the dividend-rich financials and consumer product sectors. For the six months, these weightings created a slight drag on performance relative to the broader market.

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	ETF	Large-Cap
	Shares	Shares	Core Fund
Dividend Appreciation Index Fund	0.40%	0.28%	1.35%

1 Fund expense ratios reflect the six months ended July 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

Diversification and balance are key to a long-term strategy

As seasoned investors realize, there’s no way to know what will happen in the stock market tomorrow, much less next month or next year. What’s the best strategy to follow when the markets remain so unpredictable?

As we often counsel, the best way to put together a long-term investment program is to select a diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and tolerance for risk. A balanced portfolio is unlikely to deliver the best (or the worst) short-term returns, but it helps you to reap the rewards of the markets’ best-performing assets while muting the impact of the worst-performing ones.

Vanguard Dividend Appreciation Index Fund, with its low costs and its focus on companies that emphasize dividend growth, can be a valuable part of just such a diversified, long-term investment program.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

August 13, 2007

Vanguard Dividend Appreciation ETF
Premium/Discount: April 21, 2006[1]–July 31, 2007

	Market Price Above or		Market Price Below
	Equal to Net Asset Value			Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	158	49.07%	158	49.07%
25–49.9	3	0.93	0	0.00
50–74.9	2	0.62	0	0.00
75–100.0	0	0.00	0	0.00
>100.0	1	0.31	0	0.00
Total	164	50.93%	158	49.07%

1 Inception.

2 One basis point equals 1/100 of a percentage point.

5

Fund Profile

As of July 31, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	222	222	4,902
Median Market Cap	$58.2B	$58.2B	$32.9B
Price/Earnings Ratio	15.7x	15.7x	17.4x
Price/Book Ratio	3.3x	3.3x	2.7x
Yield		1.9%	1.8%
Investor Shares	1.5%
ETF Shares	1.7%
Return on Equity	23.8%	23.8%	18.4%
Earnings Growth Rate	19.4%	19.4%	21.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	2%[3]	—	—
Expense Ratio		—	—
Investor Shares	0.40%[3]
ETF Shares	0.28%[3]
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	12%	12%	11%
Consumer Staples	22	21	8
Energy	9	10	11
Financials	19	19	20
Health Care	10	10	11
Industrials	17	17	12
Information Technology	6	6	16
Materials	4	4	4
Telecommunication Services	0	0	3
Utilities	1	1	4
Short-Term Reserves	0%	—	—

Ten Largest Holdings[4] (% of total net assets)

Chevron Corp.	integrated oil
	and gas	4.7%
ExxonMobil Corp.	integrated oil
	and gas	4.6
International Business
Machines Corp.	computer hardware	4.4
General Electric Co.	industrial
	conglomerate	4.2
Wal-Mart Stores, Inc.	hypermarkets and
	super centers	3.8
The Coca-Cola Co.	soft drinks	3.8
The Procter & Gamble Co.	household products	3.8
American International
Group, Inc.	multiline insurance	3.7
Johnson & Johnson	pharmaceuticals	3.6
PepsiCo, Inc.	soft drinks	3.2
Top Ten		39.8%

Investment Focus

1 Dividend Achievers Select Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 22 for a Glossary of investment terms.

6

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 27, 2006–July 31, 2007

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
Investor Shares[2]	4/27/2006	16.51%	12.14%
ETF Shares	4/21/2006
Market Price		16.47	12.25
Net Asset Value		16.66	12.36

1 Six months ended July 31, 2007.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. Note: See Financial Highlights tables on pages 14 and 15 for dividend and capital gains information.

7

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
Shares		($000)
Common Stocks (100.0%)
Consumer Discretionary (11.6%)
Home Depot, Inc.	262,805	9,768
McDonald’s Corp.	162,297	7,769
Target Corp.	104,390	6,323
Lowe’s Cos., Inc.	185,810	5,204
The McGraw-Hill Cos., Inc.	46,216	2,796
Johnson Controls, Inc.	23,536	2,663
Harley-Davidson, Inc.	33,267	1,907
TJX Cos., Inc.	56,599	1,571
Gannett Co., Inc.	31,354	1,565
Nordstrom, Inc.	29,782	1,417
VF Corp.	15,841	1,359
Sherwin-Williams Co.	16,387	1,142
Genuine Parts Co.	22,280	1,060
Family Dollar Stores, Inc.	17,786	527
The Stanley Works	9,402	520
Leggett & Platt, Inc.	23,254	482
Ross Stores, Inc.	16,352	473
Meredith Corp.	4,775	270
John Wiley & Sons Class A	6,316	267
Polaris Industries, Inc.	5,080	251
Applebee’s International, Inc.	9,453	233
Harte-Hanks, Inc.	9,573	225
Wolverine World Wide, Inc.	7,015	190
^Talbots Inc.	7,207	166
Matthews International Corp.	3,918	150
Media General, Inc. Class A	2,716	77
Courier Corp.	1,499	56
Haverty Furniture Cos., Inc.	2,072	23
		48,454
Consumer Staples (21.6%)
Beverages (8.2%)
The Coca-Cola Co.	303,344	15,807
PepsiCo, Inc.	203,440	13,350
Anheuser-Busch Cos., Inc.	95,266	4,646
Brown-Forman Corp. Class B	8,691	577

		Market
		Value•
Shares		($000)
Food & Staples Retailing (6.1%)
Wal-Mart Stores, Inc.	346,698	15,931
Walgreen Co.	129,790	5,734
Sysco Corp.	85,391	2,722
SuperValu Inc.	25,313	1,055

Food Products (1.6%)
Archer-Daniels-Midland Co.	85,886	2,886
Wm. Wrigley Jr. Co.	28,403	1,638
The Hershey Co.	21,230	979
Hormel Foods Corp.	17,549	604
McCormick & Co., Inc.	15,104	516
Lancaster Colony Corp.	3,899	151
Tootsie Roll Industries, Inc.	4,668	117

Household Products (5.2%)
The Procter & Gamble Co.	254,463	15,741
Colgate-Palmolive Co.	64,309	4,244
The Clorox Co.	19,167	1,159
Church & Dwight, Inc.	7,918	388

Personal Products (0.5%)
Avon Products, Inc.	55,149	1,986
		90,231
Energy (9.5%)
Chevron Corp.	230,829	19,680
ExxonMobil Corp.	225,572	19,203
Holly Corp.	6,883	464
Helmerich & Payne, Inc.	12,548	406
		39,753
Financials (18.9%)
Capital Markets (4.3%)
Lehman Brothers
Holdings, Inc.	65,671	4,072
Franklin Resources Corp.	30,548	3,891
State Street Corp.	48,590	3,257
Northern Trust Corp.	28,052	1,752
T. Rowe Price Group Inc.	31,149	1,624
Legg Mason Inc.	15,388	1,385
SEI Investments Co.	24,601	671

8

		Market
		Value•
	Shares	($000)
Eaton Vance Corp.	15,651	655
Nuveen Investments, Inc.
Class A	10,607	649

Commercial Banks (2.8%)
M & T Bank Corp.	14,374	1,528
Marshall & Ilsley Corp.	34,532	1,423
Compass Bancshares Inc.	16,579	1,149
Synovus Financial Corp.	40,463	1,131
Commerce Bancorp, Inc.	25,647	858
Colonial BancGroup, Inc.	20,531	448
City National Corp.	6,159	436
Cullen/Frost Bankers, Inc.	8,083	401
Commerce Bancshares, Inc.	8,954	398
Bank of Hawaii Corp.	6,677	321
Webster Financial Corp.	7,087	308
The South
Financial Group, Inc.	10,058	217
Trustmark Corp.	8,421	211
Chittenden Corp.	6,062	203
UMB Financial Corp.	5,354	200
Greater Bay Bancorp	6,417	172
United Bankshares, Inc.	6,071	169
Westamerica Bancorporation	3,936	161
Alabama National
BanCorporation	2,573	137
Glacier Bancorp, Inc.	6,819	130
Pacific Capital Bancorp	6,190	129
CVB Financial Corp.	10,955	107
Sterling Bancshares, Inc.	9,661	101
First Financial Bankshares, Inc.	2,764	100
BancFirst Corp.	2,272	92
Community Banks, Inc.	3,292	86
^Capital City Bank Group, Inc.	2,308	69
First Source Corp.	3,284	67
Sterling Financial Corp. (PA)	3,929	66
Community Trust Bancorp Inc.	2,053	59
IBERIABANK Corp.	1,384	58
West Coast Bancorp	2,096	55
Sandy Spring Bancorp, Inc.	2,028	55
Banner Corp.	1,658	51
First State Bancorporation	2,636	46
Irwin Financial Corp.	3,806	45
S.Y. Bancorp, Inc.	1,860	44
Renasant Corp.	2,257	43
Simmons First National Corp.	1,852	43
Old Second Bancorp, Inc.	1,548	43
First Financial Corp. (IN)	1,814	43
Washington Trust Bancorp, Inc.	1,735	41
Seacoast Banking
Corp. of Florida	2,551	41
Southwest Bancorp, Inc.	1,791	35
First Community
Bancshares, Inc.	1,262	34
Heartland Financial USA, Inc.	1,957	33
Peoples Bancorp, Inc.	1,285	29
Horizon Financial Corp.	1,402	27

		Market
		Value•
	Shares	($000)
Consumer Finance (0.7%)
SLM Corp.	55,785	2,743

Insurance (9.5%)
American International Group, Inc.	241,540	15,502
The Allstate Corp.	81,914	4,354
The Hartford Financial Services Group Inc.	40,478	3,719
AFLAC Inc.	61,836	3,223
The Chubb Corp.	53,551	2,699
Lincoln National Corp.	35,796	2,159
Progressive Corp. of Ohio	99,127	2,080
MBIA, Inc.	17,620	988
Ambac Financial Group, Inc.	13,883	932
Transatlantic Holdings, Inc.	8,373	612
Old Republic International Corp.	30,622	562
Brown & Brown, Inc.	18,039	464
HCC Insurance Holdings, Inc.	15,012	440
Erie Indemnity Co. Class A	7,880	407
Protective Life Corp.	8,745	376
Wesco Financial Corp.	861	341
Hilb, Rogal and Hamilton Co.	4,640	201
Alfa Corp.	10,481	186
R.L.I. Corp.	3,128	181
State Auto Financial Corp.	5,504	142
Harleysville Group, Inc.	3,999	112
Midland Co.	2,200	105

Real Estate Management & Development (0.1%)
Forest City Enterprise Class A	9,386	511

Thrifts & Mortgage Finance (1.5%)
Freddie Mac	93,979	5,382
People’s United Financial Inc.	37,432	603
MAF Bancorp, Inc.	4,250	223
BankAtlantic Bancorp, Inc.Class A	7,636	67
Anchor Bancorp Wisconsin Inc.	2,651	59
First Busey Corp.	2,732	53
First Financial Holdings, Inc.	1,720	47
Flushing Financial Corp.	2,609	39
		79,111
Health Care (10.4%)
Johnson & Johnson	249,612	15,102
Abbott Laboratories	181,722	9,211
Medtronic, Inc.	149,770	7,589
Cardinal Health, Inc.	47,156	3,099
Stryker Corp.	46,497	2,903
Becton, Dickinson & Co.	29,494	2,252
C.R. Bard, Inc.	13,469	1,057
DENTSPLY International Inc.	18,984	693
Beckman Coulter, Inc.	7,553	535
Hillenbrand Industries, Inc.	7,971	502
Arrow International, Inc.	6,085	269

9

		Market
		Value•
	Shares	($000)
West Pharmaceutical
Services, Inc.	4,575	212
Meridian Bioscience Inc.	4,060	91
		43,515
Industrials (16.6%)
General Electric Co.	456,173	17,681
United Technologies Corp.	122,223	8,919
3M Co.	93,052	8,274
Caterpillar, Inc.	82,685	6,515
Emerson Electric Co.	102,418	4,821
Illinois Tool Works, Inc.	71,442	3,933
General Dynamics Corp.	49,888	3,919
Danaher Corp.	39,606	2,958
Parker Hannifin Corp.	14,394	1,420
Dover Corp.	26,785	1,366
Pitney Bowes, Inc.	27,642	1,274
Expeditors International of
Washington, Inc.	26,628	1,190
W.W. Grainger, Inc.	10,081	881
Avery Dennison Corp.	14,101	865
Cintas Corp.	19,610	717
Roper Industries Inc.	10,825	649
Harsco Corp.	10,063	530
Pentair, Inc.	13,215	478
Donaldson Co., Inc.	10,353	377
Teleflex Inc.	4,881	373
Carlisle Co., Inc.	7,749	351
HNI Corp.	5,821	238
Brady Corp. Class A	6,464	226
CLARCOR Inc.	6,492	226
Mine Safety Appliances Co.	4,537	207
Nordson Corp.	4,295	197
^Franklin Electric, Inc.	3,100	144
ABM Industries Inc.	5,396	136
A.O. Smith Corp.	2,748	133
NACCO Industries, Inc.
Class A	820	108
McGrath RentCorp	3,199	96
Tennant Co.	2,373	91
Universal Forest Products, Inc.	2,288	91
Raven Industries, Inc.	2,264	77
Badger Meter, Inc.	1,764	59
LSI Industries Inc.	2,796	47
Gorman-Rupp Co.	1,515	43
		69,610
Information Technology (6.2%)
International Business
Machines Corp.	167,567	18,541
Automatic Data
Processing, Inc.	73,293	3,402
Paychex, Inc.	48,282	1,998
Linear Technology Corp.	37,798	1,348
Diebold, Inc.	8,819	447
Jack Henry & Associates Inc.	11,698	281
		26,017

		Market
		Value•
	Shares	($000)
Materials (3.5%)
Praxair, Inc.	39,364	3,016
Air Products &
Chemicals, Inc.	26,426	2,282
Nucor Corp.	34,235	1,719
Rohm & Haas Co.	28,181	1,593
Ecolab, Inc.	33,331	1,404
Vulcan Materials Co.	10,830	1,037
Sigma-Aldrich Corp.	17,300	784
Martin Marietta Materials, Inc.	5,373	736
Sonoco Products Co.	12,666	464
Albemarle Corp.	11,216	451
Bemis Co., Inc.	13,709	404
Valspar Corp.	12,643	349
AptarGroup Inc.	8,514	310
H.B. Fuller Co.	7,961	220
Myers Industries, Inc.	3,944	84
		14,853

Telecommunication Services (0.2%)
	CenturyTel, Inc.	14,482	664

Utilities (1.5%)
	FPL Group, Inc.	50,310	2,904
	Questar Corp.	23,062	1,187
	MDU Resources Group, Inc.	23,325	636
	Energen Corp.	9,555	506
	^Aqua America, Inc.	17,190	376
	UGI Corp. Holding Co.	13,399	346
	American States Water Co.	2,115	78
	SJW Corp.	2,273	65
	Southwest Water Co.	3,188	42
			6,140
Total Common Stocks
(Cost $405,483)			418,348
Temporary Cash Investments (0.3%)
1	Vanguard Market Liquidity
	Fund, 5.302%	887,421	887
1	Vanguard Market Liquidity
	Fund, 5.302%—Note F	600,300	600
Total Temporary Cash Investments
(Cost $1,487)			1,487
Total Investments (100.3%)
(Cost $406,970)			419,835
Other Assets and Liabilities (–0.3%)
Other Assets—Note B			991
Liabilities—Note F			(2,411)
			(1,420)
Net Assets (100%)			418,415

10

At July 31, 2007, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	404,950
Undistributed Net Investment Income	328
Accumulated Net Realized Gains	272
Unrealized Appreciation	12,865
Net Assets	418,415

Investor Shares—Net Assets
Applicable to 11,918,740 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	262,370
Net Asset Value Per Share—
Investor Shares	$22.01

ETF Shares—Net Assets
Applicable to 2,835,903 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	156,045
Net Asset Value Per Share—
ETF Shares	$55.02

• See Note A in Notes to Financial Statements.

^ Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

11

Statement of Operations

Six Months Ended
July 31, 2007
($000)
Investment Income
Income
Dividends	3,158
Interest[1]	46
Security Lending	4
Total Income	3,208
Expenses
The Vanguard Group—Note B
Investment Advisory Services	25
Management and Administrative
Investor Shares	375
ETF Shares	153
Marketing and Distribution
Investor Shares	24
ETF Shares	15
Custodian Fees	32
Shareholders’ Reports
Investor Shares	2
ETF Shares	3
Total Expenses	629
Expenses Paid Indirectly—Note C	(9)
Net Expenses	620
Net Investment Income	2,588
Realized Net Gain (Loss) on Investment Securities Sold	384
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,293
Net Increase (Decrease) in Net Assets Resulting from Operations	4,265

1 Interest income from an affiliated company of the fund was $46,000.

12

Statement of Changes in Net Assets

	Six Months Ended	April 21, 2006[1]
	July 31,	to January 31,
	2007	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,588	1,684
Realized Net Gain (Loss)	384	3,114
Change in Unrealized Appreciation (Depreciation)	1,293	11,572
Net Increase (Decrease) in Net Assets Resulting from Operations	4,265	16,370
Distributions
Net Investment Income
Investor Shares	(1,434)	(959)
ETF Shares	(952)	(599)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(2,386)	(1,558)
Capital Share Transactions—Note G
Investor Shares	98,166	153,498
ETF Shares	44,751	105,309
Net Increase (Decrease) from Capital Share Transactions	142,917	258,807
Total Increase (Decrease)	144,796	273,619
Net Assets
Beginning of Period	273,619	—
End of Period[2]	418,415	273,619

1 Inception.

2 Net Assets—End of Period includes undistributed net investment income of $328,000 and $126,000.

13

Financial Highlights

Investor Shares
	Six Months	April 27,
	Ended	2006[1] to
	July 31,	January 31,
For a Share Outstanding Throughout Each Period	2007	2007
Net Asset Value, Beginning of Period	$21.84	$20.05
Investment Operations
Net Investment Income	.15	.214
Net Realized and Unrealized Gain (Loss) on Investments	.16	1.782
Total from Investment Operations	.31	1.996
Distributions
Dividends from Net Investment Income	(.14)	(.206)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.14)	(.206)
Net Asset Value, End of Period	$22.01	$21.84

Total Return[2]	1.42%	10.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$262	$163
Ratio of Total Expenses to Average Net Assets	0.40%*	0.40%*
Ratio of Net Investment Income to Average Net Assets	1.41%*	1.53%*
Portfolio Turnover Rate[3]	2%*	21%

1 Inception.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF creation units.

* Annualized.

14

ETF Shares
	Six Months	April 21,
	Ended	2006[1] to
	July 31,	January 31,
For a Share Outstanding Throughout Each Period	2007	2007
Net Asset Value, Beginning of Period	$54.60	$49.94
Investment Operations
Net Investment Income	.398	.555
Net Realized and Unrealized Gain (Loss) on Investments	.397	4.631
Total from Investment Operations	.795	5.186
Distributions
Dividends from Net Investment Income	(.375)	(.526)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.375)	(.526)
Net Asset Value, End of Period	$55.02	$54.60

Total Return	1.45%	10.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$156	$111
Ratio of Total Expenses to Average Net Assets	0.28%*	0.28%*
Ratio of Net Investment Income to Average Net Assets	1.53%*	1.65%*
Portfolio Turnover Rate[2]	2%*	21%

1 Inception.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF creation units.

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2007, the fund had contributed capital of $36,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

16

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2007, custodian fee offset arrangements reduced the fund’s expenses by $9,000.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2007, the cost of investment securities for tax purposes was $406,970,000. Net unrealized appreciation of investment securities for tax purposes was $12,865,000 consisting of unrealized gains of $24,504,000 on securities that had risen in value since their purchase and $11,639,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended July 31, 2007, the fund purchased $147,343,000 of investment securities and sold $3,909,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at July 31, 2007, was $565,000, for which the fund received cash collateral of $600,000.

G. Capital share transactions for each class of shares were:

	Six Months Ended		April 21, 2006[1] to
	July 31, 2007		January 31, 2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	111,403	5,061	164,261	7,978
Issued in Lieu of Cash Distributions	1,199	54	586	28
Redeemed	(14,436)	(653)	(11,349)	(550)
Net Increase (Decrease)—Investor Shares	98,166	4,462	153,498	7,456
ETF Shares
Issued	44,751	808	136,841	2,628
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(31,532)	(600)
Net Increase (Decrease)—ETF Shares	44,751	808	105,309	2,028

1 Inception.

17

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on its federal income tax return for the open tax year ended January 31, 2007, for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended July 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	1/31/2007	7/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,014.17	$2.00
ETF Shares	1,000.00	1,014.54	1.40
Based on Hypothetical 5% Return
Investor Shares	$1,000.00	$1,022.81	$2.01
ETF Shares	1,000.00	1,023.41	1.40

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.28% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

19

Note that the expenses shown on page 19 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

20

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Appreciation Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since its inception in 2006, and took into account the organizational depth and stability of the firm. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since inception, noting that the fund’s performance has been competitive versus its target index and the average return of its peer group. The board concluded that the fund has performed in line with expectations, and its results have been consistent with the fund’s investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

21

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

22

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono
Trustee since January 2001	ventures in education); Senior Advisor to Greenwich Associates (international
147 Vanguard Funds Overseen	business strategy consulting); Successor Trustee of Yale University; Overseer of
the Stern School of Business at New York University; Trustee of the Whitehead
Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
147 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences,
147 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of the
University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University Center for Human Values
(1990–2004), Princeton University; Director of Carnegie Corporation of New York
since 2005 and of Schuylkill River Development Corporation and Greater
Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
147 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean, Director
147 Vanguard Funds Overseen	of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) since 2003; Chair of the
Investment Committee of HighVista Strategies LLC (private investment firm) since
2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift
147 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
147 Vanguard Funds Overseen	(diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution);
Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
147 Vanguard Funds Overseen	Vanguard Group.

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since
147 Vanguard Funds Overseen	2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Principal of The Vanguard Group
(1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. They are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
This material may be used in conjunction	months ended June 30. To get the report, visit either
with the offering of shares of any Vanguard	www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
Vanguard, Vanguard ETF, Connect with Vanguard, and	D.C.To find out more about this public service, call the
the ship logo are trademarks of The Vanguard Group,	SEC at 202-551-8090. Information about your fund is
Inc.	also available on the SEC’s website, and you can
receive copies of this information, for a fee, by sending
“Dividend Achievers” is a trademark of Mergent, Inc.,and	a request in either of two ways: via e-mail addressed to
has been licensed for use by The Vanguard Group,Inc.	publicinfo@sec.gov or via regular mail addressed to the
Vanguard mutual funds are not sponsored, endorsed,	Public Reference Section, Securities and Exchange
sold, or promoted by Mergent, and Mergent makes no	Commission, Washington, DC 20549-0102.
representation regarding the advisability of investing in
the funds.

All other marks are the exclusive property of their
respective owners.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6022 092007

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date September 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: September 11, 2007

VANGUARD SPECIALIZED FUNDS

BY:	(signature)
(HEIDI STAM)
THOMAS J HIGGINS*
TREASURER

Date: September 11, 2007

*By Power of Attorney. See File Number 333-145624, filed on August 22, 2007. Incorporated by Reference.